Exhibit 10.1

Execution Version

SUBSCRIPTION AGREEMENT

dated as of May 13, 2021

by and between

LGN HOLDINGS LIMITED

and

LEGEND BIOTECH CORPORATION

i

ii

iii

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of May 13, 2021, by and between Legend Biotech Corporation, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”) and LGN Holdings Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Purchaser”).

RECITALS

A.     WHEREAS, the Company desires to issue, sell and deliver to the Purchaser, and the Purchaser desires to purchase and acquire from the Company, upon the terms and conditions set forth in this Agreement, the Purchased Shares (as defined below); and

B.     WHEREAS, the Company desires to issue, sell and deliver to the Purchaser, and the Purchaser desires to purchase and acquire from the Company, upon the terms and conditions set forth in this Agreement, the Warrant (as defined below). The Purchased Shares and the Warrant are collectively referred to herein as the “Purchased Securities”.

NOW, THEREFORE, in consideration of the premises set forth above, the mutual promises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.1 Definitions. In this Agreement, except to the extent otherwise provided or that the context otherwise requires:

“ADS” means American depositary shares, each of which represents two (2) Ordinary Shares of the Company;

“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such specified Person, including, without limitation, any general partner, managing member, officer, director or trustee of such Person, or any venture capital fund or registered investment company now or hereafter existing that is controlled by one or more general partners, managing members or investment advisers of, or shares the same management company or investment adviser with, such Person;

“Board” means the board of directors of the Company;

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in Beijing, Hong Kong or New York;

“Company Share Plans” mean (a) the Company’s Share Option Scheme, initially adopted by the shareholders of the Company on 2 December 2017, as amended from time to time; (b) the Company’s 2020 Restricted Shares Plan, as amended from time to time, and (c) such other plans as may be adopted by the Company from time to time relating to the granting of awards as equity compensation;

“Contract” means any agreement, contract, lease, indenture, instrument, note, debenture, bond, mortgage or deed of trust or other agreement, commitment, arrangement or understanding;

“Control” (including the terms “Controlled by” and “under common Control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person or securities that represent a majority of the outstanding voting securities of such Person;

“Encumbrance” means any security interest, pledge, mortgage, lien, charge, claim, hypothecation, title defect, right of first option or refusal, right of pre-emption, third-party right or interests, put or call right, lien, adverse claim of ownership or use, or other encumbrance of any kind;

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

“Governmental Authority” means any federal, national, foreign, supranational, state, provincial, local, municipal or other political subdivision or other government, governmental, regulatory or administrative authority, agency, board, bureau, department, instrumentality or commission or any court, tribunal, judicial or arbitral body of competent jurisdiction or stock exchange;

“IFRS” means International Financial Reporting Standards, or IFRS, as issued by the International Accounting Standards Board, applied consistently throughout the Financial Statements;

“knowledge” means, with respect to any party, the actual knowledge of such party’s executive officers (as defined in Rule 405 under the Securities Act) after making such due inquiry and exercising such due diligence as a prudent business person would have made or exercised in the management of his or her business, including inquiry of other officers or employees of such party;

“Law” means any federal, national, foreign, supranational, state, provincial or local statute, law, ordinance, regulation, rule, code, order, requirement or rule of law (including common law), official policy, rule or interpretation of any Governmental Authority with jurisdiction over any of the Company or the Purchaser;

“Material Adverse Effect” means any event, circumstance, development, change or effect that, individually or in the aggregate, has or would reasonably be expected to have a material adverse effect on (a) the business, properties, assets, liabilities, operations, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (b) the authority or ability of the Company to perform its obligations under the Transaction Documents; provided, however, that for purposes of clause (a) above, in no event shall any of the following exceptions, alone or in combination with the other enumerated exceptions below, be deemed to constitute, nor shall be taken into account in determining whether there has been or will be, a Material Adverse Effect: (i) any effect resulting from compliance with the express terms and conditions of, or from the identity of the Purchaser, (ii) any effect that results from changes affecting any of the industries in which the Company or its Subsidiaries operate generally or the economy generally, (iii) any effect that results from changes affecting general worldwide economic or capital market conditions, (iv) any pandemic, earthquake, typhoon, tornado or other natural disaster, or similar event, (v) any event, circumstance, change or effect caused by embargoes, insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of terrorism or war (whether or not declared), including any escalation or worsening thereof; or (vi) mandatorily applicable changes or modifications in the applicable general accepted accounting principles or applicable Law or the interpretation or enforcement thereof; provided, further, that any event, circumstance, development, change or effect referred to in the foregoing clauses (ii) through (vi) shall be taken into account in determining whether a Material Adverse Effect has occurred or could reasonably be expected to occur to the extent that such event, circumstance, development, change or effect has a disproportionate effect on the Company and its Subsidiaries compared to other participants in the industries in which the Company and its Subsidiaries conduct their businesses.

“Memorandum and Articles” means the Third Amended and Restated Memorandum and Articles of Association of the Company, as amended from time to time;

“Nasdaq” means the Nasdaq Stock Market LLC;

“Ordinary Shares” means the ordinary shares of the Company, par value US$0.0001 per share;

“Person” means any individual, partnership, corporation, association, joint stock company, trust, joint venture, limited liability company, organization, entity or Governmental Authority;

“PRC” means the People’s Republic of China;

“Prohibited Person” means any Person that is (1) a national or resident of any U.S. embargoed or restricted country, (2) included on, or Affiliated with any Person on, the United States Commerce Department’s Denied Parties List, Entities and Unverified Lists; the U.S. Department of Treasury’s Specially Designated Nationals, Specially Designated Narcotics Traffickers or Specially Designated Terrorists, or the Annex to Executive Order No. 13224; the Department of State’s Debarred List; UN Sanctions, (3) a member of any PRC military organization, or (4) a Person with whom business transactions, including exports and re-exports, are restricted by a U.S. Governmental Authority, including, in each clause above, any updates or revisions to the foregoing and any newly published rules;

“Public Official” means any executive, official, or employee of a Governmental Authority, political party or member of a political party, political candidate; executive, employee or officer of a public international organization; or director, officer or employee or agent of a wholly owned or partially state-owned or controlled enterprise, including a PRC state-owned or controlled enterprise;

“SEC” means the U.S. Securities and Exchange Commission;

“Securities” means any Ordinary Shares, ADSs or any equity interest of, or shares of any class in the share capital (ordinary, preferred or otherwise) of, the Company and any convertible securities, options, warrants and any other type of equity or equity-linked securities convertible, exercisable or exchangeable for any such equity interest or shares of any class in the share capital of the Company;

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

“Subsidiary” of any Person means any corporation, partnership, limited liability company, joint stock company, joint venture or other organization or entity, whether incorporated or unincorporated, which is Controlled by such Person. For all purposes of this Agreement and other Transaction Documents, “Subsidiary” shall, with respect to the Company, as of the date hereof, include each of the entities set out in Schedule A to this Agreement;

“Transaction Documents” mean this Agreement, the Warrant and each of the other agreements and documents entered into or delivered by the parties hereto or their respective Affiliates in connection with the transactions contemplated by this Agreement;

“U.S.” or “United States” means the United States of America;

“Warrant(s)” means the Ordinary Share subscription warrant in the form of Annex C attached hereto; and

“Warrant Shares” means the Ordinary Shares issuable upon exercise of the Warrant.

Section 1.2 Other Defined Terms. The following terms shall have the meanings defined for such terms in the Sections set forth below:

Agent	Section 5.9
Aggregate Purchase Price	Section 2.2(b)
Agreement	Preamble
Allowed Delay	Annex A
Bankruptcy and Equity Exception	Section 3.2;
Balance Sheet	Section 4.11
Beneficiary	Section 5.6
Closing	Section 2.1
Closing Date	Section 2.3(b)
Company	Preamble
Company Closing Certificate	Section 7.6
Compliance Laws	Section 4.21(a)
Demand Registration	Annex A

Effectiveness Deadline	Annex A
F-3 Trigger Date	Annex A
Financial Statements	Section 4.10
HKIAC	Section 9.5(a)
Indemnified Liabilities	Section 9.2
Indemnitees	Section 9.2
Indemnitor	Section 9.2
Initial Closing	Section 2.1
Initial Closing Date	Section 2.3(a)
Initial Purchased Shares	Section 2.1
Initial Warrant	Section 2.1
Intellectual Property Rights	Section 4.16
Judgment	Section 4.13
License Agreement	Section 4.22
New Securities	Section 5.9(c)
Permits	Section 4.14(a)
PFIC	Section 5.12
Placement Agent	Section 3.5(c)
Proceedings	Section 4.13
Prohibited Purchaser	Section 3.7
Public Documents	Section 4.9
Purchaser	Preamble
Purchaser Closing Certificate	Section 6.5
Purchased Securities	Preamble
Purchased Shares	Section 2.1
Purchased Shares Purchase Price	Section 2.2(a)
Registration Period	Annex A
Registrable Securities	Annex A
Registration Statement	Annex A
Returns	Section 4.15
Rule 144	Annex A
Shareholders Agreement	Annex A
Tax	Section 4.15

Section 1.3 Interpretation and Rules of Construction. In this Agreement, except to the extent otherwise provided or that the context otherwise requires:

(a)     when a reference is made in this Agreement to an Article or Section, such reference is to an Article or Section of this Agreement;

(b)     the headings for this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement;

(c)     the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement;

(d)     all terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein;

(e)     the definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms;

(f)     references to a Person are also to its successors and permitted assigns; and

(g)     the use of the term “or” is not intended to be exclusive.

ARTICLE II

PURCHASE AND SALE OF SECURITIES

Section 2.1 Sale and Issuance of the Purchased Securities. Subject to the satisfaction or waiver of the conditions set forth in Articles VI and VII below, on the Closing Date (as defined below), the Company shall issue and sell to the Purchaser, and the Purchaser shall subscribe for and purchase from the Company, (i) an aggregate number of 20,809,850 Ordinary Shares (the “Purchased Shares”); and (ii) a Warrant (the “Warrant”) to subscribe for and purchase from the Company up to an aggregate number of 10,000,000 Ordinary Shares (subject to adjustment as provided therein) (the “Closing”).

Section 2.2 Purchase Price.

(a)     Purchased Shares Purchase Price. The purchase price per Purchased Share shall be US$14.41625, and the aggregate purchase price for the Purchased Shares (the “Purchased Shares Purchase Price”) shall be US$300,000,000.06.

(b)     Warrant Purchase Price. The exercise price per Warrant Share shall be $20.00, and the aggregate exercise price for the Warrant Shares (together with the Purchased Shares Purchase Price, the “Aggregate Purchase Price”) shall be US$200,000,000.00.

Section 2.3 Closing.

(a)     Closing. The Closing shall take place at 10:00 a.m., Eastern Time remotely via the exchange of documents and signatures on a date as soon as practicable but in no event later than the fifth (5th) Business Day following the satisfaction or waiver of the conditions to the Closing set forth in Articles VI and VII below (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions), or such other place, date and time as may be mutually agreed in writing by the Company and the Purchaser. The date on which the Closing occurs is referred to herein as the “Closing Date”.

(b)     Payment and Delivery. At the Closing:

(i)     the Purchaser shall:

(A)     commence payment of the Purchased Shares Purchase Price to the Company by electronic bank transfer of immediately available funds to a bank account specified in Schedule B (provided that a wire instruction shall have been provided by the Company to the Purchaser at least three (3) Business Days prior to such Closing Date);

(B)     deliver to the Company the Purchaser Closing Certificate; and

(C)     deliver to the Company a scan copy of the Warrant, duly executed by the Purchaser and dated as of the Closing Date; provided, however, that the Purchaser shall be deemed to have satisfied its delivery obligations under this Section by making available to the Company an electronic scan copy of such Warrant on the Closing Date and delivering the original thereof to the Company within fifteen (15) Business Days thereafter;

(ii)     the Company shall deliver to the Purchaser against the full payment of the Purchased Shares Purchase Price the Purchased Shares pursuant to Section 2.3(b)(i) hereunder:

(A)     a share certificate representing the applicable Purchased Shares duly executed on behalf of the Company; provided, however, that the Company shall be deemed to have satisfied its delivery obligations under this Section by making available to the Purchaser an electronic scan copy of such share certificate on such Closing Date and delivering the original thereof to the Purchaser within fifteen (15) Business Days thereafter;

(B)     a scan copy of an extract of the register of members of the Company dated as of the Closing Date, reflecting the Purchaser’s ownership of the Purchased Shares, duly certified by a director of the Company;

(C)     the Company Closing Certificate;

(D)     a scan copy of the resolutions of the Board approving the entering into and execution of this Agreement, the issuance of the Purchased Securities, the issuance of the Warrant Shares upon exercise of the Warrant by the Purchaser, and the entering into and execution of the other Transaction Documents to which the Company is a party and the consummation of all transactions contemplated herein and therein, duly certified by a director of the Company;

(E)     an opinion of Harney Westwood & Riegels, Cayman Islands counsel to the Company, in relation to the Purchased Securities and the Warrant Shares, substantially in the form attached hereto as Annex B; and

(F)     a copy of the Warrant, duly executed by and on behalf of the Company and dated as of the Closing Date; provided, however, that the Company shall be deemed to have satisfied its delivery obligations under this Section by making available to the Purchaser an electronic scan copy of such Warrant on the Closing Date and delivering the original thereof to the Purchaser within fifteen (15) Business Days thereafter.

(c)     Restrictive Legend. Each certificate representing any of the Purchased Securities shall be endorsed with the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser represents and warrants, with respect to itself, to the Company as of the date hereof and as of the Closing Date that:

Section 3.1 Organization. The Purchaser is an exempted company with limited liability duly incorporated, organized, validly existing and in good standing under the Laws of the Cayman Islands. The Purchaser has all requisite power and authorization to carry on its business as it is currently being conducted.

Section 3.2 Authorization; Enforcement; Validity. The Purchaser has the requisite power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and perform its obligations under this Agreement and the other Transaction Documents to which it is a party. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite company action by the Purchaser and no other actions or proceedings on the part of the Purchaser is necessary to authorize the execution and delivery by it of this Agreement, the performance by it of its obligations hereunder or the consummation by it of the transactions contemplated by this Agreement. This Agreement and the other Transaction Documents to which it is a party have been or will be duly executed and delivered by the Purchaser, and, assuming the due and valid authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles (the “Bankruptcy and Equity Exception”).

Section 3.3 No Conflicts. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby will not (a) result in a violation of the organizational or constitutional documents of the Purchaser, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material Contract to which the Purchaser is a party, or (c) result in a material violation of any Law applicable to the Purchaser, except in the case of clause (b) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder.

Section 3.4 Consents. In connection with the entering into and performance of this Agreement and the other Transaction Documents, the Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, (a) any Governmental Authority in order for it to execute, deliver or perform any of its obligations under or contemplated hereby or thereby, except any filing or report required to be made with or submitted to the SEC (including a report of beneficial ownership on Schedule 13D or Schedule 13G, a report of Section 13(f) securities holding on Form 13-F, and any amendment thereto) or (b) any third party pursuant to any material agreement, indenture or instrument to which the Purchaser is a party, in each case in accordance with the terms hereof or thereof other than such as have been made or obtained.

Section 3.5 Status and Investment Intent.

(a)     Status of the Purchaser. The Purchaser is, and on each date on which it exercises the Warrant, will be (i) an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act and (ii) not a “U.S. person” within the meaning of Regulation S under the Securities Act.

(b)     Experienced Investor. The Purchaser has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Purchased Securities and the Warrant Shares. The Purchaser is capable of bearing the economic risks of such investment, including a complete loss of its investment.

(c)     No Public Sale or Distribution. The Purchaser is acquiring the Purchased Securities and will acquire the Warrant Shares upon exercise of the Warrant for its own account and not on behalf of any U.S. person and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act. The Purchaser does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Purchased Securities or the Warrant Shares upon exercise of the Warrant. The Purchaser is not a broker-dealer registered with the SEC under the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

(d)     Solicitation. The Purchaser did not contact the Company as a result of any general solicitation or directed selling efforts (within the meaning of Regulation S promulgated under the Securities Act).

(e)     Offshore Transaction. The Purchaser has been advised and acknowledges that in issuing the Purchased Securities and the Warrant Shares to the Purchaser pursuant to this Agreement and the other Transaction Documents, the Company is relying upon the exemption from registration provided by Regulation S under the Securities Act. The Purchaser acknowledges that at the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Purchaser was outside of the United States.

(f)     Reliance on Exemptions; Restricted Securities. The Purchaser understands that the Purchased Securities and the Warrant Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Purchased Securities and the Warrant Shares. The Purchaser acknowledges that the Purchased Securities are, and the Warrant Shares when issued upon exercise of the Warrant will be, “restricted securities” that have not been, and will have not been, registered under the Securities Act or any applicable state securities Law. The Purchaser further acknowledges that, absent an effective registration under the Securities Act, the Purchased Securities and the Warrant Shares may only be offered, sold or otherwise transferred (i) to the Company or any Subsidiary thereof, (ii) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (iii) to a qualified institutional buyer in compliance with Rule 144A under the Securities Act, or (iv) pursuant to an exemption from registration under the Securities Act.

(g)     No Public Market. The Purchaser understands that no public market now exists for the Warrant, and that the Company has made no assurances that a public market will ever exist for the Warrant.

Section 3.6 Prohibited Purchaser. The Purchaser represents that neither it nor, to its knowledge, its Affiliates, nor any Person having a beneficial interest in it, nor any Person on whose behalf the Purchaser is acting (i) a Person that is currently the subject of Sanctions; (ii) is a non-U.S. shell bank or is providing banking services indirectly to a non-U.S. shell bank; (iii) is a senior non-U.S. political figure or an immediate family member or close associate of such figure; (iv) a person within any of the categories identified in Rule 506(d) (a disqualified “bad actor”), or (v) is otherwise prohibited from investing in the Company pursuant to applicable money laundering laws, anti-terrorist and asset control laws, regulations, rules or orders (categories (i) through (v), each a “Prohibited Purchaser”). The Purchaser agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable money laundering laws, anti-terrorist and asset control laws, regulations, rules and orders, within the constraints imposed on the Purchaser and its Affiliates by applicable Law, organization documents or existing internal policies. The Purchaser consents to the disclosure to regulators and law enforcement authorities by the Company and its Affiliates and agents of such information about the Purchaser as the Company reasonably deems necessary or appropriate to comply with applicable money laundering laws, anti-terrorist and asset control laws, regulations, rules and orders; provided, however, that nothing in this Agreement shall be construed as requiring the Purchaser to provide or disclose any non-public information with respect to it or any of its Affiliates other than of the type or to the extent the Purchaser and/or its Affiliates have previously provided to regulators and law enforcement authorities in prior transactions under substantially similar standards of confidentiality. If the Purchaser is a financial institution that is subject to the USA Patriot Act, the Purchaser represents that it has met all of its obligations under the USA Patriot Act. The Purchaser acknowledges that if, following its investment in the Company, the Company reasonably believes that the Purchaser is a Prohibited Purchaser, the Company may be obligated to prohibit additional investments, segregate the assets constituting the investment in accordance with applicable regulations or immediately require the Purchaser to transfer the Purchased Securities and the Warrant Shares.

Section 3.7 Brokers and Finders. Neither the Purchaser nor any of its Affiliates is a party to any agreement, arrangement or understanding with any Person that would give rise to any valid right, interest or claim against or upon the Company or the Purchaser for any brokerage commission, finder’s fee or other similar compensation, as a result of the transactions contemplated by the Transaction Documents.

Section 3.8 No Additional Representations. The Purchaser acknowledges that the Company makes no representations or warranties as to any matter whatsoever except as expressly set forth in this Agreement or in any certificate delivered by the Company to the Purchaser in accordance with the terms hereof and thereof. Nothing herein shall be deemed to limit any of the Purchaser’s claims relating to fraud, intentional concealment of material facts or other willful misconduct.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Purchaser as of the date hereof and as of the Closing Date that, except as set forth in its Public Documents filed prior to the date of this Agreement (without giving effect to any amendment thereto filed on or after the date of this Agreement and excluding (i) disclosures of non-specific risks faced by the Company included in any forward-looking statement, disclaimer, risk factor disclosure or other similarly non-specific statements that are predictive, general or forward-looking in nature; and (ii) disclosures in any Public Documents filed after the date of this Agreement but are incorporated by reference into the Public Documents filed prior to or on the date of this Agreement):

Section 4.1 Organization and Qualification. The Company is an exempted company with limited liability duly incorporated, organized, validly existing and in good standing under the Laws of the Cayman Islands, and has the requisite corporate power and authorization to own, lease and operate its properties and to carry on its business as now being conducted. Each Subsidiary of the Company has been duly organized, is validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the Laws of its jurisdiction of organization, and has the requisite corporate power and authorization to own, lease and operate its properties and to carry on its business as now being conducted. Each of the Company and each of its Subsidiaries is duly qualified or licensed to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed would not, individually or in the aggregate, be or reasonably expected to be material to the Company and its Subsidiaries, taken as a whole. None of the Company or its Subsidiaries is in violation of any of the provisions of its constitutional documents in any material respects.

Section 4.2 Capitalization. As of the date of this Agreement, the authorized share capital of the Company is US$200,000 divided into 1,999,000,000 ordinary shares of a par value US$0.0001 each and 1,000,000 shares of such class or classes (however designated) as the board of directors of the Company may determine in accordance with the memorandum and articles of association of the Company of a par value US$0.0001 each, in each case having the rights as determined by the Board in accordance with the Memorandum and Articles. As of the date of this Agreement, 270,729,594 Ordinary Shares are issued and outstanding. As of the date of this Agreement, 8,222,249 Ordinary Shares have been reserved for issuance under the Company Share Plans, and options to purchase 13,281,852 Ordinary Shares have been granted and outstanding under the Company Share Plans. All outstanding Ordinary Shares are duly authorized, validly issued, fully paid and non-assessable and not subject to rights of first refusal, preemptive or similar rights, Taxes and Encumbrances. The Warrant Shares issuable upon the exercise of the Warrant have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement and the Warrant, as applicable, and the Memorandum and Articles, the Warrant Shares will be (i) validly issued, fully paid and nonassessable, (ii) issued in compliance with the applicable registration and qualification requirements of applicable Laws, and (iii) will be free from all rights of first refusal, preemptive or similar rights, Taxes and Encumbrances; provided, however, that the Warrant Shares may be subject to restrictions on transfer under the applicable securities Laws.

Section 4.3 Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to execute and deliver this Agreement and the other Transaction Documents and perform its obligations under this Agreement and the other Transaction Documents and to issue the Purchased Securities in accordance with the terms hereof. The execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Purchased Securities, have been duly and validly authorized by all requisite corporate action by the Company and no other actions or proceedings on the part of the Company is necessary to authorize the execution and delivery by it of this Agreement and the other Transaction Documents, the performance by it of its obligations hereunder and thereunder or the consummation by it of the transactions contemplated by this Agreement and the other Transaction Documents. This Agreement and the other Transaction Documents have been or will be duly executed and delivered by the Company, and, assuming the due and valid authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Bankruptcy and Equity Exception.

Section 4.4 No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents and the consummation by the Company of the transactions contemplated hereby and thereby (including, the issuance of the Purchased Securities and the Warrant Shares) will not (a) result in a violation of the Memorandum and Articles or any other organizational or constitutional documents of the Company or the constitutional documents of any of the Company’s Subsidiaries, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material Contract to which the Company or any Subsidiary of its Subsidiaries is a party, or (c) result in a material violation of any Law applicable to the Company or its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected), except in the case of clause (b) above, for such conflicts, defaults or rights which would not, individually or in the aggregate, be or reasonably expected to be material to the Company and its Subsidiaries, taken as a whole.

Section 4.5 Consents. In connection with the entering into and performance of this Agreement and the other Transaction Documents, the Company or any of its Subsidiary is not required to obtain any consent, authorization or order of, or make any filing or registration with, (a) any Governmental Authority in order for it to execute, deliver or perform any of its obligations under or contemplated hereby or thereby, except for any required filing or notification under applicable securities Law regarding the issuance of the Purchased Securities and the Warrant Shares, or (b) any third party pursuant to any agreement, indenture or instrument to which the Company is a party, in each case in accordance with the terms hereof or thereof other than such as have been made or obtained.

Section 4.6 Issuance of Purchased Securities. The Purchased Shares are duly and validly authorized for issuance and sale to the Purchaser by the Company, and, when issued and delivered by the Company against payment therefor by the Purchaser in accordance with the terms hereof, shall be validly issued and non-assessable and free from all rights of first refusal, preemptive or similar rights, Taxes and Encumbrances and the Purchased Shares shall be fully paid with the Purchaser being entitled to all rights accorded to a holder of the Ordinary Shares. The Warrant is duly and validly authorized for issuance and sale to the Purchaser by the Company, and will be a legally binding and valid obligation of the Company and enforceable against the Company in accordance with its terms, subject to the Bankruptcy and Equity Exception. Assuming the accuracy of the representations and warranties set forth in Section 3.5 of this Agreement, the offer and issuance by the Company of the Purchased Securities is exempt from registration under the Securities Act.

Section 4.7 No General Solicitation. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) or directed selling efforts (within the meaning of Regulation S promulgated under the Securities Act) in connection with the offer or sale of the Purchased Securities.

Section 4.8 No Integrated Offering. None of the Company, any of its Affiliates, or any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Purchased Securities under the Securities Act, whether through integration with prior offerings or otherwise.

Section 4.9 Public Documents. The Company has timely filed or furnished, as applicable, all reports, schedules, forms, statements and other documents required to be filed or furnished by it with the SEC pursuant to the Securities Act or the Exchange Act (all of the foregoing documents filed with or furnished to the SEC on or prior to the date of this Agreement and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “Public Documents”). As of their respective filing or furnishing dates, the Public Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder, as applicable, to the respective Public Documents, and, other than as corrected or clarified in a subsequent Public Document, none of the Public Documents, at the time they were filed or furnished, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Section 4.10 Financial Statements. As of their respective dates, the financial statements of the Company included in the Public Documents (the “Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. The Financial Statements (including any related notes thereto) fairly present in all material respects the consolidated financial position of the Company as of the dates indicated therein and the consolidated results of its operations, cash flows and changes in shareholders’ equity for the periods specified therein, other than as corrected or clarified in a subsequent Public Document. The Financial Statements were prepared in accordance with IFRS applied on a consistent basis (except (a) as may be otherwise indicated in such financial statements or the notes thereto, or (b) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed to summary statements).

Section 4.11 No Undisclosed Liabilities. The Company and its Subsidiaries do not have any liabilities or obligations other than (a) liabilities or obligations reflected on, reserved against, or disclosed in the Company’s latest balance sheet (the “Balance Sheet”) as disclosed in the Public Documents (excluding those discharged or paid in full prior to the date of this Agreement), (b) liabilities not required to be reflected in the Company’s financial statements pursuant to IFRS or disclosed in filings made with the SEC, (c) liabilities incurred since the date of the Balance Sheet in the ordinary course of business consistent with past practices, none of which are, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, and (d) any liabilities incurred pursuant to this Agreement.

Section 4.12 Internal Controls and Procedures. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof. Except as disclosed in the Public Documents, the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

Section 4.13 Litigation. Neither the Company nor any of its Subsidiaries, nor any of their directors or officers, is a party to any, and there are no pending or, to the Company’s knowledge, threatened, legal, administrative, arbitral or other claims, suits, actions or proceedings or governmental or regulatory investigations (“Proceedings”) of any nature (i) against the Company or any of its Subsidiaries or to which any of their interests or material properties or assets is subject, except for any Proceedings which, in each case, would not, individually or in the aggregate, be or reasonably expected to be material to the Company and its Subsidiaries, taken as a whole, or (ii) any Proceedings that seek to restrain or enjoin the consummation of the transactions contemplated by the Transaction Documents. There is no judgment, order, injunction or decree (“Judgment”) outstanding against Company, any of its Subsidiaries, any of their equity interests, material properties or assets, or any of their directors and officers (in their capacity as directors and officers), except for any Judgment which would not, individually or in the aggregate, be or reasonably expected to be material to the Company and its Subsidiaries, taken as a whole.

Section 4.14 Compliance and Permits.

(a)     The Company and each of its Subsidiaries have all permits, licenses, authorizations, consents, orders and approvals (collectively, “Permits”) of, and have made all filings, applications and registrations with, any Governmental Authority that are required in order to carry on their business as presently conducted, except where the failure to have such Permits or the failure to make such filings, applications and registrations would not, individually or in the aggregate, be or reasonably expected to be material to the Company and its Subsidiaries, taken as a whole; and all such Permits are in full force and effect and, to the knowledge of the Company, no suspension or cancellation of any of them is threatened, and all such filings, applications and registrations are current, except where such absence, suspension or cancellation would not, individually or in the aggregate, be or reasonably expected to be material to the Company and its Subsidiaries, taken as a whole.

(b)     The Company is not in violation of any listing requirements of the Nasdaq and has no knowledge of any facts that would reasonably be expected to lead to delisting or suspension of its ADSs from the Nasdaq in the foreseeable future.

Section 4.15 Tax Status. The Company and each of its Subsidiaries (a) has made or filed in a timely manner (within any applicable extension periods) and in the appropriate jurisdictions all foreign, federal and state income and all other tax returns, reports, information statements and other documentation (including any additional or supporting materials) required to be filed or maintained in connection with the calculation, determination, assessment or collection of any and all federal, state, local, foreign and other taxes, levies, fees, imposts, duties, governmental fees and charges of whatever kind (each a “Tax”), including all amended returns required as a result of examination adjustments made by any Governmental Authority responsible for the imposition of any Tax (collectively, the “Returns”), and such Returns are true, correct and complete in all material respects, (b) has paid all Taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such Returns, except those being contested in good faith, not finally determined, and (c) has set aside on its books provision reasonably adequate for the payment of all Taxes for periods subsequent to the periods to which such Returns apply. Neither the Company nor any of its Subsidiaries has received notice regarding unpaid Taxes in any material amount claimed to be due by the taxing authority of any jurisdiction and the Company is not aware of any reasonable basis for such claim. The Company is not a “passive foreign investment company” (a “PFIC”), as defined in the U.S. Internal Revenue Code of 1986, as amended (or any successor thereto), and to the knowledge of the Company, the Company does not expect to be a PFIC for the current taxable year.

Section 4.16 Intellectual Property. The Company and the Subsidiaries own, possess, license or have other rights to use or can acquire on reasonable terms all material patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the Public

Documents (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received, since the date of the Balance Sheet, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as would not, individually or in the aggregate, be or reasonably expected to be material to the Company and its Subsidiaries, taken as a whole. All such Intellectual Property Rights are enforceable in all material respects, and to the knowledge of the Company, there is no existing infringement by another Person of any of the Intellectual Property Rights that would, individually or in the aggregate, be or reasonably expected to be material to the Company and its Subsidiaries, taken as a whole.

Section 4.17 Labor and Employment Matters. No labor disturbance by or dispute with the employees of the Company or its Subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its Subsidiaries’ principal suppliers, contractors or customers, except as would not, individually or in the aggregate, be or reasonably expected to be material to the Company and its Subsidiaries, taken as a whole.

Section 4.18 Title to Property and Assets. Each of the Company and its Subsidiaries has good and marketable title to, or a legal and valid right to use, all properties and assets (whether tangible or intangible) that it purports to own (including as reflected in the Balance Sheet) or that it leases or otherwise uses, free and clear of any and all Encumbrances, except for any defects in title or right or any Encumbrances that would not, individually or in the aggregate, be or reasonably expected to be material to the Company and its Subsidiaries, taken as a whole. Such properties and assets collectively represent in all material respects all properties and assets necessary for the conduct of the business of the Company and its Subsidiaries as presently conducted and as presently contemplated to be conducted.

Section 4.19 Material Contracts. True and correct copies (or excerpt thereof) of all material Contracts of the Company and its Subsidiaries have either been disclosed to the Purchaser or set forth in the Public Documents, and since the date of this Agreement, there has been no acceleration, termination, material modification to or cancellation of any such Contracts that would, individually or in the aggregate, be or reasonably expected to be material to the Company and its Subsidiaries, taken as a whole.

Section 4.20 Brokers and Finders. Neither the Company nor any of its Affiliates is a party to any agreement, arrangement or understanding with any Person that would give rise to any valid right, interest or claim against or upon the Purchaser or the Company for any brokerage commission, finder’s fee or other similar compensation, as a result of the transactions contemplated by the Transaction Documents.

Section 4.21 Anti-Bribery and Anti-Corruption; Money Laundering Laws; Economic Sanctions.

(a)     The Company and its Subsidiaries and their respective directors, officers, employees, and to the knowledge of the Company, agents and other persons acting on their behalf are and have been in compliance with all applicable Laws relating to antibribery, anti-corruption, anti-money laundering, record keeping and internal control laws (collectively, the “Compliance

Laws”). Furthermore, to the Company’s knowledge, no Public Official (i) holds an ownership or other economic interest, direct or indirect, in any of the Company or its Subsidiaries or in the contractual relationship formed by this Agreement, or (ii) serves as an officer, director or employee of any of the Company or its Subsidiaries.

(b)     None of the Company or its Subsidiaries or any of their respective directors, officers, employees, or to the knowledge of the Company, agents and other persons acting on their behalf has been found by a Governmental Authority to have violated any criminal or securities Law or is subject to any indictment or any government investigation for bribery. To the Company’s knowledge, none of the beneficial owners of a substantial portion of equity securities or other interest in any of the Company or its Subsidiaries or the current or former directors, officers or employees of any of the Company and its Subsidiaries, or to the knowledge of the Company, agents or other persons acting on the Company’s or its Subsidiaries’ behalf, are or were Public Officials.

(c)     None of the Company or its Subsidiaries or to the knowledge of the Company, any of their respective directors, officers, employees, agents and other persons acting on their behalf is a Prohibited Person, and no Prohibited Person will be given an offer to become an employee, officer, consultant or director of any of the Company or its Subsidiaries. None of the Company or its Subsidiaries has conducted or agreed to conduct any business, or entered into or agreed to enter into any transaction with a Prohibited Person.

Section 4.22 CFIUS. None of the Company nor any of its Subsidiaries is a TID U.S. business as that term is defined at 31 C.F.R. § 800 et seq.

Section 4.23 No Materially More Favorable Terms. The Company has not entered into, and does not presently propose to enter into, any definitive transaction document, side letter, undertaking letter, or other similar agreement or instrument with any other existing or prospective investor or shareholder in the Company with terms and conditions that are materially more favorable than the terms and conditions provided hereunder or under the Warrant to the Purchaser. There are no contemporaneous private placements of, or warrants, options or other instruments to purchase, Ordinary Shares or other Securities proposed to be issued or sold by the Company to prospective investors (other than the Purchaser).

Section 4.24 No Additional Representations. The Company acknowledges that the Purchaser makes no representations or warranties as to any matter whatsoever except as expressly set forth in this Agreement or in any certificate delivered by the Purchaser to the Company in accordance with the terms hereof and thereof. Nothing herein shall be deemed to limit any of the Company’s claims relating to fraud, intentional concealment of material facts or other willful misconduct.

ARTICLE V

AGREEMENTS OF THE PARTIES

Section 5.1 Further Assurances. The Purchaser and the Company shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the transactions contemplated by this Agreement on a timely basis, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of such transactions, and will cooperate and consult with the other and use its reasonable best efforts to prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to obtain all necessary Permits of, or any exemption by, all Governmental Authorities, necessary or advisable to consummate the transactions contemplated by this Agreement. During the period from the date of this Agreement through the Closing Date, except as required by applicable Law or with the prior written consent of the other party, each of the Purchaser and the Company will use reasonable best effort to avoid taking any action which, or failing to take any action the failure of which to be taken, would, or would reasonably be expected to (a) result in any of the representations and warranties set forth in Article III or IV on the part of the party taking or failing to take such action being or becoming untrue in any respect, (b) result in any conditions set forth in Articles VI and VII not to be satisfied, or (c) result in any material violation of any provision of this Agreement. After the Closing Date, each party shall use reasonable best efforts to execute and deliver such further certificates, agreements and other documents and take such other actions as the other party may reasonably request to consummate or implement such transactions or to evidence such events or matters.

Section 5.2 Expenses. Except as otherwise provided in this Agreement and the other Transaction Documents, each party shall bear and pay its own costs, fees and expenses incurred by it in connection with the Transaction Documents and the transactions contemplated by the Transaction Documents.

Section 5.3 Confidentiality.

(a)     Each party shall keep confidential any non-public material or information with respect to the business operations, financial conditions, and other aspects of the other parties which it is aware of, or have access to, in signing or performing this Agreement and the other Transaction Documents (including written or non-written information, the “Confidential Information”). Confidential Information shall not include any information that is (a) previously known on a non-confidential basis by the receiving party, (b) in the public domain through no fault of such receiving party, its Affiliates or its or its Affiliates’ officers, directors or employees, (c) received from a party other than the Company or the Company’s representatives or agents, so long as such party was not, to the knowledge of the receiving party, subject to a duty of confidentiality to the Company or (d) developed independently by the receiving party without reference to confidential information of the disclosing party. No party shall disclose such Confidential Information to any third party. Any party may use the Confidential Information only for the purpose of, and to the extent necessary for performing this Agreement and the other Transaction Documents; and shall not use such Confidential Information for any other purposes. The parties hereby agree, for the purpose of this Section 5.3, that the existence and terms and conditions of this Agreement and exhibits hereof shall be deemed as Confidential Information.

(b)     Notwithstanding any other provisions in this Section 5.3, if any party believes in good faith that any announcement or notice must be prepared or published pursuant to applicable Laws (including any rules or regulations of any securities exchange or valid legal process) or information is otherwise required to be disclosed to any Governmental Authority (including any filings made with, or any information furnished to, the SEC) with respect to this Agreement or the other Transaction Documents and the transactions contemplated hereby and thereby, such party may, in accordance with its understanding of the applicable Laws, make the required disclosure in the manner it deems in compliance with the requirements of applicable Laws; provided that the parties, to the extent permitted by applicable Law, will consult with each other before issuance, and provide each other the opportunity to review, comment upon and concur with, and use all reasonable efforts to agree on any press release, public statement, or disclosure in the filings made with, or any information furnished to, the SEC, with respect to this Agreement or the other Transaction Documents and the transactions contemplated hereby and thereby, and will not (to the extent practicable) issue any such press release or make any such public statement or filings, or furnish such information, prior to such consultation and agreement, except as may be required by Law or any listing agreement with or requirement of the Nasdaq or any other applicable securities exchange, provided that the disclosing party shall, to the extent permitted by applicable Law or any listing agreement with or requirement of the Nasdaq or any other applicable securities exchange and if reasonably practicable, inform the other party about the disclosure to be made pursuant to such requirements prior to the disclosure and provide the other party the opportunity to review such disclosure.

(c)     Notwithstanding any other provisions in this Section 5.3, each party may disclose the Confidential Information to its Affiliates and its and its Affiliates’ officers, directors, managers, existing and prospective partners, employees, agents, legal advisors and representatives on a need-to-know basis in the performance of the Transaction Documents; provided that, such party shall ensure such Persons strictly abide by the confidentiality obligations hereunder or substantially equivalent terms.

(d)     The confidentiality obligations of each party hereunder shall survive the termination of this Agreement. Each party shall continue to abide by the confidentiality clause hereof and perform the obligation of confidentiality it undertakes until the other party approves release of that obligation or until a breach of the confidentiality clause hereof will no longer result in any prejudice to the other party.

Section 5.4 Compliance and Other Actions Prior to Closing. Except for the transactions contemplated under this Agreement and the other Transaction Documents, from the date hereof until the Closing Date, the Company shall, and shall cause each of its Subsidiaries to, (a) conduct its business and affairs in the ordinary course of business consistent with past practice or its business expansion plans as disclosed in the Public Documents, (b) not take any action, or omit to take any action, that would reasonably be expected to make (x) any of its representations and warranties in this Agreement untrue, or (y) any of the conditions for the benefit of the Purchaser set forth in Article VII not to be satisfied, in each case, at, or as of any time before, the Closing Date. Without limiting the generality of the foregoing, the Company agrees that, except as disclosed in the Public Documents, from the date hereof until the Closing Date, none of the Company or its Subsidiaries shall make (or otherwise enter into any Contract with respect to) (a) any material change in any method of accounting or accounting practice by the Company or any of its Subsidiaries; (b) any declaration, setting aside or payment of any dividend or other distribution with respect to any Securities of the Company or any of its Subsidiaries (except for dividends or other distributions by any Subsidiary to the Company or to any of the Company’s wholly owned Subsidiaries); (c) any redemption, repurchase or other acquisition of any share capital of the Company or any of its Subsidiaries; (d) issue or sell any Securities or debt securities, warrants or other rights to acquire any Security other than pursuant to the transactions contemplated under this Agreement, the other Transaction Documents or the Company Share Plans; (e) make any alteration or amendment to the Memorandum and Articles; or (f) change the size or composition of the Board or any committee thereof, in each case, except with the prior consent of the Purchaser. The Company does not currently intend to use any portion of the proceeds from the Aggregate Purchase Price to (i) pay dividend in cash or in kind to, (ii) make distributions in any form to, (iii) repurchase or redeemed Securities from, or (iv) otherwise make payments to, any holder of Securities.

Section 5.5 Reservation of Shares. The Company shall maintain a reserve from its duly authorized but unissued shares, sufficient Ordinary Shares to enable the Company to comply with its obligations to issue the Ordinary Shares represented by the Purchased Shares and the Warrant Shares.

Section 5.6 Registration Rights. The Purchaser shall be entitled to the registration rights with respect to the Registrable Securities held thereby as set forth in Annex A attached hereto.

Section 5.7 [Reserved].

Section 5.8 Additional Issuance of Securities.

(a)     If the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to the Purchaser. The Purchaser shall be entitled to apportion the preemptive right hereby granted to it in such proportions as it deems appropriate among itself, its Affiliates, and its beneficial interest holders, such as limited partners, members or any other Person having “beneficial ownership,” as such term is defined in Rule 13d-3 promulgated under the Exchange Act. The Company shall give notice (the “Offer Notice”) to the Purchaser, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities, provided that if the New Securities are to be sold in an underwritten public offering, the price with respect to such New Securities shall be such public offering price that the Company anticipates in such offering, as determined by the Company in good faith at the time of the Offer Notice. The Purchaser may elect by written notice delivered to the Company within ten (10) Business Days of the date the Offer Notice is given to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that Ordinary Shares then held by the Purchaser (including all Ordinary Shares represented by ADSs) bears to the total number of Ordinary Shares of the Company then outstanding. To the extent not all New Securities offered in the Offer Notice are initially subscribed for, the Purchaser may, by giving notice to the Company within five (5) Business Days of the date the Purchaser is notified that not all New Securities were initially subscribed for, elect to purchase or acquire, in addition to the number of New Securities specified above, and at the price and on the terms specified in the Offer Notice, any or all of such New Securities that were not subscribed for. Notwithstanding the foregoing, the requirements of this Section 5.8(a) shall cease to apply at such time that the Securities (including, for the avoidance of doubt, any Purchased Securities) held by the Purchaser and its Affiliates represent, in the aggregate and on an as-converted basis, fewer than five percent (5%) of the Company’s outstanding Ordinary Shares.

(b)     For purposes of this Agreement, “New Securities” shall mean any Securities other than (i) ADSs or Ordinary Shares or any securities exchangeable or exercisable for, or convertible into, ADSs or Ordinary Shares to give effect to the transactions contemplated under this Agreement or the Transaction Documents; (ii) ADSs, Ordinary Shares, options or warrants to purchase ADSs or Ordinary Shares, or ADSs or Ordinary Shares issuable upon exercise of options or warrants, pursuant to the Company Share Plans; (iii) ADSs or Ordinary Shares upon the conversion, exchange or exercise of any Securities issued prior to the date hereof; or (iv) ADSs or Ordinary Shares issuable upon stock dividend or distribution, stock split, share subdivision, recapitalization, reclassification or similar transaction affecting the holders of Ordinary Shares on a pro rata basis.

Section 5.9 Assistance in ADS Conversion. Upon written request by the Purchaser, the Company shall provide reasonable assistance to the Purchaser in the sale, resale or other disposition of any Ordinary Shares (including any Warrant Shares) held by it and its Affiliates, including the conversion of any such Ordinary Shares (including any Warrant Shares) into freely tradeable ADSs, subject to the rules and regulations of the Securities Act. The Company shall use reasonable best efforts to: (a) request its counsel to submit a request, and if requested, an opinion, to the Company’s depositary, the corporate registrar, and transfer agent and all other applicable parties (as applicable, collectively “Agent”) to facilitate the removal of all restrictive legends or any other forms of restrictions on any such Ordinary Shares (including any Warrant Shares) and the conversion of such Ordinary Shares (including any Warrant Shares) into freely tradeable ADSs, (b) pay the conversion, maintenance, registration and other fees and expenses related to the conversion of any such Ordinary Shares (including any Warrant Shares) into freely tradeable ADSs (and to the extent the Purchaser incurs any such fees, the Company shall reimburse the Purchaser for such fees), and (c) provide conversion approvals and instructions to the Agent and all other applicable parties (as applicable).

Section 5.10 Use of Purchaser’s Name or Logo. Without the prior written consent of the Purchaser (regardless of whether the Purchaser then holds any Securities), the Company shall not and shall cause each of its Affiliates not to use, publish, reproduce or refer to the name of the Purchaser or its Affiliates or any similar name, trademark or logo in any non-internal discussion, documents or materials, including for marketing or other purposes, except in each case to the extent required by applicable law, in which case the Purchaser shall be provided an opportunity to review the proposed disclosure, filing or other documents or materials, and any comments thereon from the Purchaser shall be considered by the Company in good faith.

ARTICLE VI

CONDITIONS TO THE COMPANY’S OBLIGATION TO CLOSE

The obligation of the Company hereunder to consummate the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing Date, of each of the following conditions:

Section 6.1 Execution of Transaction Documents. The Purchaser shall have duly executed and delivered to the Company the Transaction Documents to which it is a party.

Section 6.2 Representations and Warranties; Covenants. The representations and warranties of the Purchaser contained in Article III hereof shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct to such extent) as of the date of this Agreement and as of the Closing Date as though made at that date (except for those representations and warranties that speak as of a specific date, which shall be so true and correct in all material respects as of such specified date); provided that each representation or warranty made by the Purchaser in Sections 3.1, 3.2 and 3.3(a) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made at that date (except for those representations and warranties that speak as of a specific date, which shall be so true and correct as of such specified date); and the Purchaser shall have performed, satisfied and complied in all material respects with the covenants and agreements required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing Date.

Section 6.3 No Stop Order. No stop order suspending the qualification or exemption from qualification of the Purchased Securities in any jurisdiction shall have been issued and no Proceeding for that purpose shall have been commenced or shall be pending or threatened.

Section 6.4 No Action. No Law or Judgment entered by or with any Governmental Authority with competent jurisdiction, shall be in effect that enjoins, prohibits or materially alters the terms of the transactions contemplated by the Transaction Documents, nor any Proceeding challenging any Transaction Document or the transactions contemplated hereby and thereby, or seeking to prohibit, alter, prevent or delay the Closing, shall have been instituted or being pending before any Governmental Authority.

Section 6.5 Purchaser Officer’s Certificate. The Purchaser shall have delivered to the Company a certificate (the “Purchaser Closing Certificate”), dated as of the Closing Date, executed by a duly authorized officer of the Purchaser, certifying to the fulfillment of the condition specified in Article VI.

ARTICLE VII

CONDITIONS TO THE PURCHASER’S OBLIGATION TO CLOSE

The obligation of the Purchaser hereunder to consummate the Closing is subject to the satisfaction or waiver by the Purchaser, at or before the Closing Date, of each of the following conditions:

Section 7.1 Execution of Transaction Documents. The Company shall have duly executed and delivered to the Purchaser the Transaction Documents to which it is a party.

Section 7.2 Representations and Warranties; Covenants. The representations and warranties of the Company contained in Article IV hereof shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct to such extent) as of the date of this Agreement and as of the Closing Date as though made at that date (except for those representations and warranties that speak as of a specific date, which shall be so true and correct in all material respects as of such specified date); provided that each representation or warranty made by the Company in this Agreement under Sections 4.1, 4.2, 4.3, 4.4(a), 4.6, 4.22 and 4.23 shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made at that date (except for those representations and warranties that speak as of a specific date, which shall be so true and correct as of such specified date), and the Company shall have performed, satisfied and complied in all material respects with the covenants and agreements required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

Section 7.3 No Stop Order. No stop order suspending the qualification or exemption from qualification of the Purchased Securities in any jurisdiction shall have been issued and no Proceeding for that purpose shall have been commenced or shall be pending or threatened.

Section 7.4 No Action. No Law or Judgment entered by or with any Governmental Authority with competent jurisdiction, shall be in effect that enjoins, prohibits or materially alters the terms of the transactions contemplated by the Transaction Documents, nor Proceeding challenging any Transaction Document or the transactions contemplated hereby and thereby, or seeking to prohibit, alter, prevent or delay the Closing, shall have been instituted or being pending before any Governmental Authority.

Section 7.5 No Material Adverse Effect. From and after the date hereof, there shall not have occurred a Material Adverse Effect.

Section 7.6 Company Officer’s Certificate. The Company shall have delivered to the Purchaser a certificate (the “Company Closing Certificate”), dated as of the Closing Date, executed by a duly authorized officer of the Company, certifying to the fulfillment of the conditions specified in Article VII.

Section 7.7 No Suspensions of Trading in ADSs. Trading in the ADSs has not been, or been threatened to be, suspended by the SEC or Nasdaq as of the Closing Date.

ARTICLE VIII

TERMINATION

Section 8.1 Termination. Subject to Section 8.2 below, this Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Closing:

(a)     by mutual agreement of the Company and the Purchaser;

(b)     by the Company or the Purchaser if any Law, or any final, non-appealable injunction or order shall have been enacted, issued, promulgated, enforced or entered which is in effect and has the effect of prohibiting the sale and issuance of the applicable Purchased Securities, provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available to a party if the issuance of such Law, injunction or order was principally caused by the breach or failure of such party to perform in material respects any of its obligations under this Agreement;

(c)     by the Purchaser if there has been a material breach of any representation or warranty by the Company under this Agreement or any material breach of any covenant or agreement by the Company under this Agreement that, in any case, would give rise to the failure of the condition set forth in Section 7.2 or Section 7.5, and such breach is not cured within ten (10) Business Days upon delivery of written notice thereof from the Purchaser; provided, however, that the Purchaser shall not have the right to terminate this Agreement pursuant to this Section 8.1(c) if the Purchaser shall have materially breached or failed to perform any of its representations, warranties, covenants or agreements under this Agreement and such breach or failure shall have been the principal cause of the failure of the condition set forth in Section 7.2 or Section 7.5;

(d)     by the Company if there has been a material breach of any representation or warranty by the Purchaser under this Agreement or any material breach of any covenant or agreement by the Purchaser under this Agreement that, in any case, would give rise to the failure of the condition set forth in Section 6.2, and such breach is not cured within ten (10) Business Days upon delivery of written notice thereof from the Company; provided, however, that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(d) if the Company shall have materially breached or failed to perform any of its representations, warranties, covenants or agreements under this Agreement and such breach or failure shall have been the principal cause of the failure of the condition set forth in Section 6.2; or

(e)     by the Company or by the Purchaser, upon written notice to the other parties if the Closing has not occurred within thirty (30) days after the date hereof; provided, however, that the right to terminate this Agreement under this Section 8.1(e) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the principal cause of the failure of the Closing to occur on or prior to such date; provided, further, that the parties shall negotiate in good faith an extension for a reasonable period of time if the failure to effect the Closing is solely the result of the prolonged review or approval procedures implemented by any relevant Governmental Authorities (if and to the extent applicable).

Section 8.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 8.1 above, written notice thereof shall be given to the other party specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become void and there shall be no liability or obligation on the part of the parties hereto; provided that (a) nothing herein shall relieve any party hereto from liability for any breach of this Agreement that occurred before such termination and (b) the provisions of this Article VIII, Article IX, Section 5.3 and Section 5.10 shall remain in full force and effect and survive any termination of this Agreement pursuant to the terms of this Article VIII.

ARTICLE IX

MISCELLANEOUS

Section 9.1 Survival. Other than the representations and warranties set forth in Sections 3.1, 3.2, 3.3(a), 4.1, 4.2, 4.3, 4.4(a) and 4.6, which shall survive the Closing indefinitely, the representations and warranties of the parties set forth in Articles III and IV of this Agreement shall survive the execution and delivery of this Agreement and the Closing until the date that is 12 months after the Closing; provided that each representation, warranty, covenant and agreement hereunder shall survive the Closing indefinitely in the case of fraud, intentional concealment of material facts or other willful misconduct on the part of the Company or the Purchaser, as the case may be; provided, further, that a claim with respect to recovery under the indemnification provisions set forth in Section 9.2 is initiated prior to the applicable survival period set forth in this Section 9.1, such claim may continue indefinitely until it is finally resolved pursuant to Section 9.2.

Section 9.2 Indemnification. From and after the Closing Date, each party (the “Indemnitor”) shall defend, protect, indemnify and hold harmless the other parties and their respective Affiliates, shareholders, partners, members, officers, directors, employees, agents or other representatives (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, diminution in value, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Indemnitor in this Agreement and other Transaction Documents, (b) any breach of any covenant, agreement or obligation of the Indemnitor contained in this Agreement or the other Transaction Documents, and (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party arising out of or as a result of any breach of any representation or warranty made by the Indemnitor or any breach of any covenant, agreement or obligation of the Indemnitor under the Transaction Documents. Notwithstanding the foregoing, the term “Indemnified Liabilities” shall not include any punitive, incidental, consequential, special or indirect losses and damages, including loss of future revenue or income, or loss of business reputation or opportunity.

Section 9.3 Limitation to the Indemnitor’s Liability. Notwithstanding anything to the contrary in this Agreement:

(a)     the maximum aggregate liabilities of the Indemnitor in respect of Indemnified Liabilities pursuant to Section 9.2(a) with respect to any misrepresentation or breach of any representation or warranty made by the Indemnitor in this Agreement shall be subject to a cap equal to the Aggregate Purchase Price actually received by the Company from the Purchaser; provided that, the cap under this Section 9.3(a) shall not apply to any Indemnified Liabilities resulting from or arising out of, directly or indirectly, fraud, intentional concealment of material facts or other willful misconduct on the part of the Indemnitor; and

(b)     the representations, warranties, covenants, agreements and obligations of the Indemnitor, and the Indemnitee’s right to indemnification with respect thereto, shall not be affected or deemed waived by reason of any investigation made by or on behalf of the Indemnitee (including by any of its agents or representatives) or by reason of the fact that the Indemnitee (or any of its agents or representatives) knew or should have known that any such representation, warranty, covenant, agreement or obligation is, was or might be inaccurate or by reason of the Indemnitee’s waiver of any condition set forth in Article VI or Article VII, as applicable.

Section 9.4 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict of laws thereunder.

Section 9.5 Arbitration.

(a)     Any dispute, controversy, difference or claim arising out of or relating to this letter agreement, including the existence, validity, interpretation, performance, breach or termination thereof or any dispute regarding non-contractual obligations arising out of or relating to it shall be referred to and finally resolved by arbitration administered by the Hong Kong International Arbitration Centre (“HKIAC”) under the HKIAC Administered Arbitration Rules in force when the Notice of Arbitration is submitted.

(b)     The seat of arbitration shall be Hong Kong.

(c)     The number of arbitrators shall be three. The arbitrators shall be appointed in accordance with the HKIAC rules. The arbitration proceedings shall be conducted in English.

(d)     It shall not be incompatible with this arbitration agreement for any party to seek interim or conservatory relief from courts of competent jurisdiction before the constitution of the arbitral tribunal.

Section 9.6 Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties. A facsimile or “PDF” signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original. The parties irrevocably and unreservedly agree that this Agreement may be executed by way of electronic signatures and the parties agree that this Agreement, or any part thereof, shall not be challenged or denied any legal effect, validity and/or enforceability solely on the ground that it is in the form of an electronic record.

Section 9.7 Severability.    If any provision of this Agreement is found to be invalid or unenforceable, then such provision shall be construed, to the extent feasible, so as to render the provision enforceable and to provide for the consummation of the transactions contemplated hereby on substantially the same terms as originally set forth herein, and if no feasible interpretation would save such provision, it shall be severed from the remainder of this Agreement, which shall remain in full force and effect unless the severed provision is essential to the rights or benefits intended by the parties. In such event, the parties shall use commercially reasonable efforts to negotiate, in good faith, a substitute, valid and enforceable provision or agreement, which most nearly effects the parties’ intent in entering into this Agreement.

Section 9.8 Entire Agreement. This Agreement and the other Transaction Documents, together with all the schedules and exhibits hereto and thereto and the certificates and other written instruments delivered in connection therewith from time to time on and following the date hereof, constitute and contain the entire agreement and understanding of the parties with respect to the subject matter hereof and thereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof and thereof.

Section 9.9 Notices. Except as may be otherwise provided herein, any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (c) one (1) Business Day after deposit with an internationally recognized overnight courier service; or (d) when sent by confirmed electronic mail if sent during normal business hours of the recipient, or if not, then on the next Business Day, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Address:	2101 Cottontail Lane
Somerset, NJ 08873
Telephone:	[***]
Email:	[***]
Attention:	[***]
with a copy (for informational purposes only) to:
Jones Day
Address:	250 Vesey St.
New York, NY 10281
Email:	[***]
Telephone:	[***]
Attention:	[***]

If to the Purchaser:

Address:	Suite 2202, 22/F
Two International Finance Centre
8 Finance Street, Central, Hong Kong
Email:	[***]
Telephone:	[***]
Attention:	[***]
with a copy (for informational purposes only) to:
Goodwin Procter LLP
Address:	The New York Times Building
620 Eighth Avenue
New York, New York 10018
USA
Email:	[***]
Telephone:	[***]
Attention:	[***]

A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 9.9 by giving the other parties written notice of the new address in the manner set forth above.

Section 9.10 No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of, and be enforceable by, only the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person (other than the Indemnitees) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 9.11 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto. Except as otherwise provided herein, neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any party hereto (whether by operation of law or otherwise) without the prior written consent of the other party; provided, however, that the Purchaser may assign any of its rights, interests, or obligations hereunder to an Affiliate of the Purchaser without the prior written consent of the Company.

Section 9.12 Construction. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement.

Section 9.13 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 9.14 Adjustment of Share Numbers. If there is a subdivision, split, stock dividend, combination, reclassification or similar event with respect to any of the Ordinary Shares referred to in this Agreement, or any change to the number and type of Ordinary Shares underlying each ADS, then, in any such event, the numbers and types of shares of such Ordinary Shares, as applicable, referred to in this Agreement shall be adjusted to the number and types of shares of such security that a holder of such number of Ordinary Shares would own or be entitled to receive as a result of such event if such holder had held such number of Ordinary Shares immediately prior to the record date for, or effectiveness of, such event.

Section 9.15 Specific Performance. The parties hereto acknowledge and agree irreparable harm may occur for which money damages would not be an adequate remedy in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, in addition to any other remedies at law or in equity, the parties to this Agreement shall be entitled to injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement without posting any bond or other undertaking.

Section 9.16 Amendment; Waiver. This Agreement may be amended, modified or supplemented only by a written instrument duly executed by all the parties hereto. The observance of any provision in this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by the written consent of the party against whom such waiver is to be effective. Any amendment or waiver effected in accordance with this Section 9.16 shall be binding upon the Company and the Purchaser and their respective assigns. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

LEGEND BIOTECH CORPORATION

By:	/s/ Ying Huang
Name:	Ying Huang, Ph.D.
Title:	Chief Executive Officer and Chief Financial Officer

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

LGN HOLDINGS LIMITED

By:	/s/ Colm O’Connell
Name:	Colm O’Connell
Title:	Director

[Signature Page to Subscription Agreement]

Schedule A

List of Subsidiaries

Name of Subsidiary	Place of Incorporation
Legend Biotech Limited	British Virgin Islands

Legend Biotech HK Limited	Hong Kong

Nanjing Legend Biotech Co., Ltd.	People’s Republic of China

Legend Biotech Ireland Limited	Ireland

Legend Biotech (Netherlands) BV	Netherlands

Legend Biotech USA Inc.	Delaware

Schedule A to Subscription Agreement

Schedule B

Company Bank Account

Beneficiary Name: [***]

Account Number: [***]

Bank Name: [***]

SWIFT Code: [***]

Bank Address: [***]

ABA Routing Number (USD payments): [***]

Schedule B to Subscription Agreement

Annex A

Registration Rights

The Purchaser shall be entitled to the following rights with respect to the Registrable Securities.

1.	Mandatory Initial Registration.

(a)

On or prior to July 1, 2021, the Company shall file with the SEC a registration statement to register under and in accordance with the provisions of the Securities Act, the resale of the Registrable Securities on Form F-3 or any similar or successor short form registration (which shall be filed pursuant to Rule 415 under the Securities Act as a secondary-only registration statement), if the Company is then eligible for such short form or, if the Company is not then eligible for such short form registration or would not be able to register for resale all of the Registrable Securities on Form F-3, on Form F-1 or any similar or successor long form registration (the “Registration Statement”). The Company shall use its commercially reasonable efforts to have the Registration Statement declared effective by the SEC as soon as practicable after the filing thereof, but no later than August 1, 2021 (the “Effectiveness Deadline”); provided that the Effectiveness Deadline shall be extended by forty-five (45) calendar days if the Registration Statement is reviewed by, and receives comments from, the SEC; provided, further, that the Company’s obligations to include the Registrable Securities in the Registration Statement are contingent upon the holders of such Registrable Securities furnishing in writing to the Company such information regarding the holders of such Registrable Securities, the Registrable Securities and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling shareholder in similar situations. The Company will provide a draft of the Registration Statement to the Purchaser for review at least two (2) Business Days in advance of filing the Registration Statement. In no event shall the holders of the Registrable Securities be identified as a statutory underwriter in the Registration Statement unless requested by the SEC.

(b)

Notwithstanding the foregoing, if the SEC prevents the Company from including any or all of the Registrable Securities proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 under the Securities Act for the resale of the Registrable Securities by the Purchaser or otherwise, such Registration Statement shall register for resale such number of Registrable Securities which is equal to the maximum number of the Securities as is permitted by the SEC. In such event, the number of the Registrable Securities to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders.

Annex A to Subscription Agreement

(c)

The Company will use its commercially reasonable efforts to maintain the continuous effectiveness of the Registration Statement until the Registrable Securities registered thereon have ceased to be Registrable Securities. The period of time during which the Company is required hereunder to keep a Registration Statement effective is referred to herein as the “Registration Period.” The Company will use commercially reasonable efforts to file all reports, and provide all customary and reasonable cooperation, reasonably necessary to enable the holders of the Registrable Securities to resell Registrable Securities pursuant to the Registration Statement or Rule 144 under the Securities Act (“Rule 144”), as applicable, qualify the Registrable Securities for listing on the applicable stock exchange and update or amend the Registration Statement as necessary to include Registrable Securities.

(d)

For purposes of this Annex, “Registrable Securities” shall mean the Ordinary Shares (including any Warrant Shares, and whether held in the form of ADSs or not) beneficially owned by the Purchaser and/or its Affiliates, including any ADSs or Ordinary Shares (including any Warrant Shares) issuable with respect to the Purchased Securities by way of a dividend, share split or other distribution, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided that such Registrable Securities shall not be considered to be Registrable Securities (i) at any time that (but only during such time as) such security is eligible to be sold pursuant to Rule 144 without condition or restriction, including without any limitation as to volume of sales, and without the holders thereof complying with any manner of sale requirements or notice requirements under Rule 144, or (ii) if such Securities have been sold pursuant to an effective registration statement or in compliance with Rule 144 or other exemptions from registration.

2.

Mandatory Subsequent Registrations. From time to time, within three (3) Business Days of any exercise of Warrant for Warrant Shares, the Company shall file a prospectus supplement or a registration statement to register the resale of such Warrant Shares and any other Registrable Securities which are not registered pursuant to an effective registration statement on a Form F-3 or Form F-3ASR registration statement under the Securities Act (or, if Form F-3 or Form F-3ASR is not then available to the Company, on Form F-1 or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities), and use commercially reasonable efforts to have such registration statement declared effective by the SEC as soon as practicable after the filing thereof, but no later than ten (10) Business Days after the filing thereof, or forty-five (45) calendar days after the filing thereof if the registration statement is reviewed by, and receives comments from, the SEC. The Company shall maintain the effectiveness of such registration statement for a period ending on the date the Registrable Securities registered thereon have ceased to be Registrable Securities. The Company shall use its commercially reasonable efforts to maintain its eligibility to utilize a registration on Form F-3 or Form F-3ASR.

Annex A to Subscription Agreement

3.	Piggyback Registration; Underwritten Offering.

(a)

The Company shall notify the Purchaser in writing at least seven (7) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of Ordinary Shares or ADSs (including registration statements relating to secondary offerings of Ordinary Shares or ADSs, but excluding registration statements relating to any employee benefit plan or a corporate reorganization) (such notice, the “Registration Rights Notice”) and shall afford the holders of the Registrable Securities an opportunity to include in such registration statement all or any part of the Registrable Securities. Any such holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall within seven (7) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such holder wishes to include in such registration statement. Such holder shall be permitted to withdraw all or any part of their Registrable Securities from any registration at any time prior to the effective date of such registration, except as otherwise provided in any written agreement with the Company’s underwriter(s) (if any) establishing the terms and conditions under which such holder would be obligated to sell such Registrable Securities in such registration.

(b)

If the registration under the any of the registration statement referenced in paragraph 1, 2 or 3 of this Annex A is for a registered public offering that is to be made by an underwriting, the Company shall so advise the Purchaser as part of the Registration Rights Notice. In that event, the right of the holders of the Registrable Securities to such registration shall be conditioned upon its participation in such underwriting and the inclusion of its Registrable Securities in the underwriting to the extent provided herein. If any holder of the Registrable Securities propose to sell any of its Registrable Securities through such underwriting, it shall (together with the Company and any other shareholders of the Company selling their Securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting by the Company or such other selling shareholders, as applicable. Notwithstanding any other provision of this paragraph 3(b), if the underwriter(s) or the Company determines that marketing factors require a limitation on the number of Securities to be underwritten, the underwriter(s) may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise the holders of the Registrable Securities, unless such holders have failed to include their Registrable Securities through such underwriting or has indicated to the Company their decision not to do so, and the Company shall indicate to such holders the number of the Registrable Securities that may be included in the registration and underwriting, if any. The number of Securities to be included in such registration and underwriting shall be allocated first to the Company and each of the Holders (as defined in the Investors’ Rights Agreement, dated as of March 30, 2020, by and among the Company and the investors party thereto (the “IRA”)) in accordance with the terms of the IRA; second, to the holders of the Registrable Securities demanding registration of, or requesting inclusion of, their Registrable Securities in such registration statement on a pro rata basis based on the total number of Registrable Securities then held by each such holder; and third, to other

Annex A to Subscription Agreement

holders of Securities, if any. For the avoidance of doubt, the right of the underwriter(s) to exclude shares (including the Registrable Securities) from the registration and underwriting as described above shall be restricted so that all shares that are held by any employee, officer or director of the Company or any Subsidiary thereof shall first be excluded from such registration and underwriting before any other Securities (including the Registrable Securities) are so excluded.

(c)

No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. If the Purchaser disapprove of the terms of any such underwriting, the Purchaser may elect to withdraw its Registrable Securities therefrom by delivering a written notice to the Company at least ten (10) Business Days prior to the effective date of the registration statement.

4.

Suspension of Registration. Notwithstanding anything to the contrary contained herein, the Company may, upon written notice, suspend the use of any registration statement, including any prospectus that forms a part of a registration statement, if the Company (i) determines in good faith that it would be required to make disclosure of material information in the registration statement that the Company has a bona fide business purpose for preserving as confidential; (ii) the Company determines in good faith that it must amend or supplement the registration statement or the related prospectus so that such registration statement or prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the prospectus in light of the circumstances under which they were made, not misleading; or (iii) the Company has experienced or is experiencing some other material non-public event, including a pending transaction involving the Company, the disclosure of which at such time, in the good faith judgment of the Company, would adversely affect the Company; provided, however, in no event shall sales of Registrable Securities be suspended pursuant to the registration statement for a period that exceeds thirty (30) consecutive trading days (any such suspension contemplated by this paragraph 5, an “Allowed Delay”); provided, further, that the Company may not utilize this right more than twice in any twelve (12) month period and may not register any other Securities during any Allowed Delay. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to the Purchaser and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated hereby. The Purchaser agrees that, upon receipt of any notice from the Company of an Allowed Delay, the Purchaser will cause the immediate discontinuation of the disposition of Registrable Securities pursuant to any registration statement covering such Registrable Securities, until the Purchaser is advised by the Company that such dispositions may again be made.

5.

Expenses. All expenses incurred in connection with registrations, filings or qualifications pursuant to this Annex A, including all registration, filing and qualification fees (including “blue sky” fees and expenses); printers’ and accounting fees; fees and disbursements of counsel for the Company shall be borne and paid by the Company, except that any (i) fees and disbursements of counsel for the holders of Registrable Securities acting as selling

Annex A to Subscription Agreement

shareholder counsel, and (ii) discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals applicable to the sale of any of the Registrable Securities shall be borne by the holders of Registrable Securities.

6.

Rule 144. With a view to making available to the holders of Registrable Securities the benefits of Rule 144, the Company covenants that it will use commercially reasonable efforts to (i) file in a timely manner all reports and other documents required, if any, to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted thereunder and (ii) make available information necessary to comply with Rule 144 with respect to resales of the Registrable Securities under the Securities Act, at all times, to the extent required from time to time to enable the holders of Registrable Securities to resell the Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 (if available with respect to resales of the Registrable Securities), as such rule may be amended from time to time.

7.

Holders’ Covenants. Each holder of the Registrable Securities shall furnish in writing to the Company such information regarding itself, the Registrable Securities and the intended method of disposition of the Registrable Securities, as shall be reasonably requested to effect the registration of such Registrable Securities and shall execute such documents in customary form in connection with such registration as the Company may reasonably request. Each holder of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a registration statement and/or prospectus hereunder, provided that each such holders shall be given the opportunity to review and comment on such registration statement and/or prospectus.

8.	Indemnification.

(a)

To the extent permitted by Law, the Company will indemnify and hold harmless each holder of Registrable Securities and its officers, directors, managers, partners, members, shareholders, employees and agents, successors and assigns, and each other Person, if any, who controls (within the meaning of the Securities Act) such holder, against any losses, claims, damages, liabilities and expense (including reasonable attorney fees), joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expense (or actions in respect thereof) that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact or omission or alleged omission of any material fact required to be stated therein or necessary to make the statements therein, in the case of the prospectus in light of the circumstances under which they were made, not misleading, contained in any registration statement, any preliminary prospectus or final prospectus, or any amendment or supplement thereof; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such holder or any such controlling Person in writing specifically for inclusion in such registration statement or prospectus and which information has

Annex A to Subscription Agreement

not been corrected in a subsequent writing prior to or concurrently with the sale of the applicable Securities, (ii) the use by such holder of an outdated or defective prospectus after the Company has notified such holder in writing that such prospectus is outdated or defective, or (iii) such holder’s failure to send or give a copy of the prospectus or supplement (as then amended or supplemented), if required (and not exempted) to the Persons asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of the applicable Registrable Securities.

(b)

To the extent permitted by Law, each holder of Registrable Securities will indemnify and hold harmless the Company, its directors, officers, shareholders and employees, and each Person who controls (within the meaning of the Securities Act) the Company against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact or omission or alleged omission of any material fact required to be stated therein or necessary to make the statements therein, in the case of the prospectus in light of the circumstances under which they were made, not misleading, contained in any registration statement, any preliminary prospectus or final prospectus, or any amendment or supplement thereof, to the extent, but only to the extent, that such untrue statement or omission is contained in any information regarding such holder of Registrable Securities and furnished in writing by such holder or its controlling Person to the Company specifically for inclusion in such registration statement or prospectus or amendment or supplement thereto, and which information has not been corrected in a subsequent writing prior to or concurrently with the sale of the applicable Securities, provided, however, that the indemnity agreement contained in this paragraph 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such holder, which consent shall not be unreasonably withheld; and provided, further, that in no event shall any indemnity under this paragraph 8(b) exceed the net proceeds received by such holder in such registered offering.

(c)

Any Person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (C) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest exists between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such

Annex A to Subscription Agreement

Person); and provided, further that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, which shall not be unreasonably withheld or conditioned, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d)

If for any reason the indemnification provided for in the preceding paragraphs 8(a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

Annex A to Subscription Agreement

Annex B

Form of Cayman Legal Opinion

Annex B to Subscription Agreement

Harney Westwood & Riegels 3501 The Center 99 Queen’s Road Central Hong Kong Tel: +852 5806 7800 Fax: +852 5806 7810

[-] 2021

DRAFT

raymond.ng@harneys.com

+852 5806 7883

053431-0006-RLN

LGN Holdings Limited

Suite 2202, 22/F

Two International Finance Centre

8 Finance Street, Central

Hong Kong

Dear Sir or Madam

Legend Biotech Corporation (the Company)

We are attorneys-at-law qualified to practise in the Cayman Islands and have been asked to provide this legal opinion to you with regard to the laws of the Cayman Islands in relation to the Transaction Documents (as defined in Schedule 1) being entered into by the Company. In this opinion Companies Act means the Companies Act (2021 Revision) of the Cayman Islands.

For the purposes of giving this opinion, we have examined the Documents (as defined in Schedule 1). We have not examined any other documents, official or corporate records or external or internal registers and have not undertaken or been instructed to undertake any further enquiry or due diligence in relation to the transaction which is the subject of this opinion.

In giving this opinion we have relied upon the assumptions set out in Schedule 2 which we have not verified.

Based solely upon the foregoing examinations and assumptions and having regard to legal considerations which we deem relevant, and subject to the qualifications set out in Schedule 3, we are of the opinion that under the laws of the Cayman Islands:

1.

Existence and Good Standing. The Company is an exempted company duly incorporated with limited liability, and is validly existing and in good standing under the laws of the Cayman Islands. It is a separate legal entity and is subject to suit in its own name.

2.

Capacity and Power. The execution and delivery of the Transaction Documents by the Company and the performance of its obligations thereunder are within the corporate capacity and power of the Company and have been duly authorised and approved by all necessary corporate action of the Company.

3.	No Conflict. The execution, performance and delivery of the Transaction Documents do not violate, conflict with or result in a breach of:

(a)	any of the provisions of the M&A (as defined in Schedule 1);

(b)	any law or regulation applicable to the Company in the Cayman Islands currently in force; or

(c)	any existing order or decree of any governmental or regulatory authority or agency in the Cayman Islands.

4.	Due Execution. The Transaction Documents have been duly executed for and on behalf of the Company.

5.	Enforceability. The Transaction Documents will be treated by the courts of the Cayman Islands as the legally binding and valid obligations of the Company enforceable in accordance with their terms.

6.

Authorisation and Approvals. No authorisations, consents, orders, permissions or approvals are required from any governmental, regulatory or judicial authority or agency in the Cayman Islands and no notice to or other filing with or action by any Cayman Islands governmental, regulatory or judicial authority is required in connection with:

(a)	the execution and delivery of the Transaction Documents;

(b)	the exercise of any of the Company’s rights under the Transaction Documents;

(c)	the performance of any of the Company’s obligations under the Transaction Documents; or

(d)	the payment of any amount under the Transaction Documents.

7.

Filings. It is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of the Transaction Documents that any document be filed, recorded or enrolled with any governmental, regulatory or judicial authority in the Cayman Islands.

8.

Judgment Currency. Any monetary judgment in a court of the Cayman Islands in respect of a claim brought in connection with the Transaction Documents is likely to be expressed in the currency in which such claim is made as such courts have discretion to grant a monetary judgment expressed otherwise than in the currency of the Cayman Islands.

9.

Taxes. There are no stamp duties (other than the stamp duties mentioned in paragraph 2 of Schedule 3), income taxes, withholdings, levies, registration taxes, or other duties or similar taxes or charges now imposed, or which under the present laws of the Cayman Islands could in the future become imposed, in connection with the enforcement or admissibility in evidence of the Transaction Documents or on any payment to be made by the Company or any other person pursuant to the Transaction Documents.

10.

Interest. There is no applicable usury or interest limitation law in the Cayman Islands which would restrict the recovery of payments or performance by the Company of its obligations under the Transaction Documents.

11.

Enforcement of Arbitral Awards. The courts of the Cayman Islands will recognise and enforce arbitral awards made pursuant to an arbitration agreement in a jurisdiction which is a party to the United Nations Convention on the Recognition and Enforcement of Foreign Arbitral Awards (the New York Convention). Hong Kong and the Cayman Islands are parties to the New York Convention with the result that an arbitral award made in Hong Kong against the Company pursuant to any relevant Transaction Document will be recognised and enforced in the Cayman Islands unless the Company proves that:

(a)	a party to the arbitration agreement was, under the law applicable to him, under some incapacity;

(b)	the arbitration agreement was not valid under the governing law of the arbitration agreement;

(c)	the Company was not given proper notice of the appointment of the arbitrator or of the arbitration proceedings, or was otherwise unable to present its case;

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(d)

the award deals with an issue not contemplated by or not falling within the terms of the submission to arbitration, or contains matters beyond the scope of the arbitration, subject to the proviso that an award which contains decisions on such matters may be enforced to the extent that it contains decisions on matters submitted to arbitration which can be separated from those matters not so submitted;

(e)	the composition of the arbitral authority was not in accordance with the agreement of the parties or, failing such agreement, with the law of Hong Kong;

(f)	the award has not yet become binding upon the parties, or has been set aside or suspended by a competent authority, either in Hong Kong, or pursuant to the law of the arbitration agreement;

(g)	the subject matter of the award was not capable of resolution by arbitration; or

(h)	enforcement would be contrary to public policy.

12.

Adverse Consequences. Under the laws of the Cayman Islands, none of the parties to the Transaction Documents (other than the Company) will be deemed to be resident, domiciled or carrying on any commercial activity in the Cayman Islands or subject to any tax in the Cayman Islands by reason only of the execution and performance of the Transaction Documents, nor is it necessary for the execution, performance and enforcement of the Transaction Documents that any such party be authorised or qualified to carry on business in the Cayman Islands.

13.

Choice of Law and Jurisdiction. The choice of the laws of New York State as the proper law of the Transaction Documents would be upheld as a valid choice of law by the courts of the Cayman Islands and applied by such courts in proceedings in relation to the Transaction Documents as the proper law thereof and the submission by the Company to the jurisdiction of the courts of New York State, and the appointment of an agent to receive service of proceedings in New York State are valid and binding as a matter of Cayman Islands law.

14.

Pari Passu Obligations. The obligations of the Company under the Transaction Documents constitute direct obligations that (save as expressly subordinated thereby) rank at least pari passu with all its other unsecured obligations (other than those preferred by law).

15.	Exchange Controls. There are no foreign exchange controls or foreign exchange regulations under the currently applicable laws of the Cayman Islands.

16.

Sovereign Immunity. The Company is not entitled to claim immunity from suit or enforcement of a judgment on the ground of sovereignty or otherwise in the courts of the Cayman Islands in respect of proceedings against it in relation to the Transaction Documents and the execution of the Transaction Documents and performance of its obligations under the Transaction Documents by the Company constitute private and commercial acts.

17.

Court Search. Based solely on our inspection of the Register of Writs and Other Originating Process in the Grand Court of the Cayman Islands (the Court Register) via the Court’s Digital System (as defined in Schedule 3) on 12 May 2021 (the Court Search Date) from the date of incorporation of the Company (the Court Search), the Court Register disclosed no writ, originating summons, originating motion, petition (including any winding-up petition), counterclaim nor third party notice (Originating Process) nor any amended Originating Process pending before the Grand Court of the Cayman Islands, in which the Company is identified as a defendant or respondent.

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18.	Shares.

(a)

The ordinary shares in the capital of the Company when allotted and issued in accordance with the terms of the Transaction Documents, the Resolutions (as defined in Schedule 1) and the M&A (the Shares), and when entered on the Register of Members of the Company against the names of the holder(s) thereof as such, will be validly issued as fully paid and nonassessable (meaning that no further sums are required to be paid by the holder(s) thereof in connection with the issue thereof) under Cayman Islands law and in accordance with the Resolutions and the M&A, and the Shares have the rights, preference, privileges and restrictions set forth in the M&A:

(i)	assuming payment in full of the consideration set forth in the Transaction Documents has been made and no requirement to pay additional consideration is contained in any other document; and

(ii)	subject to the satisfaction of any conditions or requirements set forth in the Transaction Documents, the M&A or the Resolutions.

(b)

Upon entry on the Register of Members of the Company, the holder(s) of the Shares will be the registered holder(s) of such number of Shares as noted against its/their name(s) on such Register of Members. The Register of Members of the Company is prima facie evidence of any matters which the Companies Act directs or authorises to be inserted therein. An entry in the Register of Members of the Company may yield to an order of a court of the Cayman Islands for rectification (for example, in the event of fraud or manifest error).

This opinion is confined to the matters expressly opined on herein and given on the basis of the laws of the Cayman Islands as they are in force and applied by the Cayman Islands courts at the date of this opinion. We have made no investigation of, and express no opinion on, the laws of any other jurisdiction. We express no opinion as to matters of fact. Except as specifically stated herein, we make no comment with respect to any representations and warranties which may be made by or with respect to the Company in the Transaction Documents. We express no opinion with respect to the commercial terms of the transactions the subject of this opinion.

This opinion is rendered for your benefit and the benefit of your legal counsel (in that capacity only) in connection with the transactions contemplated by the Transaction Documents. It may be disclosed to your successors and assigns only with our prior written consent. It may not be disclosed to or relied on by any other party or for any other purpose.

Yours faithfully

Harney Westwood & Riegels

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SCHEDULE 1

List of Documents Examined

1.

the Certificate of Incorporation of the Company dated 27 May 2015 and the third amended and restated Memorandum and Articles of Association adopted by special resolutions of the Company passed on 26 May 2020 (the M&A);

2.	a Certificate of Good Standing in respect of the Company issued by the Registrar of Companies dated [•];

3.	the Register of Writs and other Originating Process of the Grand Court of the Cayman Islands via the Court’s Digital System from the incorporation date of the Company to 12 May 2021;

4.	the Register of Directors and Officers, Register of Members and Register of Mortgages and Charges of the Company provided to us on 12 May 2021;

5.

a copy of the minutes of the meeting of the board of directors of the Company held on 13 May 2021 approving the Company’s entry into, and authorising the execution and delivery by the Company of, the Transaction Documents (the Resolutions),

(1 to 5 above are the Corporate Documents); and

6.	copies of the executed Transaction Documents consisting of the following:

(a)	a subscription agreement dated [•] and entered into between the Company and LGN Holdings Limited; and

(b)	a warrant to purchase ordinary shares dated [•] and entered into between the Company and the holder(s) of the warrant,

((a) to (b) above are the Transaction Documents).

The Corporate Documents and the Transaction Documents are collectively referred to in this opinion as the Documents.

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SCHEDULE 2

Assumptions

1.

Validity under Foreign Laws. That (i) each party to the Transaction Documents (other than the Company) has the necessary capacity, power and authority to enter into the Transaction Documents and perform its obligations thereunder, and each such party has duly executed the Transaction Documents; (ii) the Transaction Documents constitute valid, legally binding and enforceable obligations of each of the parties thereto under the laws of New York State by which law they are expressed to be governed; (iii) all formalities required under the laws of New York State and any other applicable laws (other than the laws of the Cayman Islands) have been complied with; and (iv) no other matters arising under any foreign law will affect the views expressed in this opinion.

2.

Choice of Laws. The choice of the laws of New York State selected to govern the respective Transaction Documents has been made in good faith and will be regarded as a valid and binding selection which will be upheld in the courts of that jurisdiction and all other relevant jurisdictions (other than the Cayman Islands) and the entry into and performance of the Transaction Documents will not cause any of the parties thereto to be in breach of any agreement or undertaking.

3.

Directors. The board of directors of the Company considers the execution of the Transaction Documents and the transactions contemplated thereby to be in the best interests of the Company and no director has a financial interest in or other relationship to a party or the transactions contemplated by the Transaction Documents which has not been properly disclosed in the Resolutions.

4.	Bona Fide Transaction. No disposition of property effected by the Transaction Documents is made for an improper purpose or wilfully to defeat an obligation owed to a creditor and at an undervalue.

5.

Solvency. The Company was on the date of execution of the Transaction Documents able to pay its debts as they became due from its own moneys, any disposition or settlement of property effected by the Transaction Documents is made in good faith and for valuable consideration and, at the time of and following each such disposition of property by the Company pursuant to the Transaction Documents, the Company will be able to pay its debts as they become due from its own moneys.

6.

Authenticity of Documents. All original Documents are authentic, all signatures, initials and seals are genuine, all copies of Documents are true and correct copies and the Transaction Documents conform in every material respect to the latest drafts of the same produced to us and, where the Transaction Documents have been provided to us in successive drafts marked-up to indicate changes to such documents, all such changes have been so indicated.

7.

Corporate Documents. All matters required by law to be recorded in the Corporate Documents are so recorded, and all corporate minutes, resolutions, certificates, documents and records which we have reviewed are accurate and complete, and all facts expressed in or implied thereby are accurate and complete.

8.

Court Search. The Register of Writs and other Originating Process of the Grand Court of the Cayman Islands examined by us for the period from the date of incorporation of the Company to the Court Search Date via the Court’s Digital System on the Court Search Date, constitutes a complete record of the proceedings for such period before the Grand Court of the Cayman Islands.

9.

No Steps to Wind-up. The directors and shareholders of the Company have not taken any steps to have the Company struck off or placed in liquidation, no steps have been taken to wind up the Company and no receiver has been appointed over any of the property or assets of the Company.

10.	Resolutions. The Resolutions remain in full force and effect.

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11.

Execution. Each Transaction Document was either executed as a single physical document (whether in counterpart or not) in full and final form or, where any Transaction Document was executed by or on behalf of any company, body corporate or corporate entity, the relevant signature page was attached to such Transaction Document by, or on behalf of, the relevant person or otherwise with such person’s express or implied authority.

12.

Unseen Documents. Save for the Documents provided to us there are no resolutions, agreements, documents or arrangements which materially affect, amend or vary the transactions envisaged in the Documents and, in particular, that the entry into and performance of the Transaction Documents will not cause any of the parties thereto to be in breach of any agreement or undertaking.

13.

Proceeds of Crime. No monies paid to or for the account of any party under the Transaction Documents represent or will represent criminal property or terrorist property (as defined in the Proceeds of Crime Act (2020 Revision) and the Terrorism Act (2018 Revision), respectively).

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SCHEDULE 3

Qualifications

1.

Enforceability. The term enforceable as used above means that the obligations assumed by the Company under the relevant instrument are of a type which the courts of the Cayman Islands enforce. It does not mean that those obligations will necessarily be enforced in all circumstances in accordance with their terms. In particular:

(a)

Insolvency. Rights and obligations may be limited by bankruptcy, insolvency, liquidation, winding-up, reorganisation, moratorium, readjustment of debts, arrangements and other similar laws of general application affecting the rights of creditors;

(b)

Limitation Periods. Claims under the Transaction Documents may become barred under the Limitation Act (1996 Revision) relating to the limitation of actions in the Cayman Islands or may be or become subject to defences of set-off, estoppel or counterclaim;

(c)

Equitable Rights and Remedies. Equitable rights may be defeated by a bona fide purchaser for value without notice. Equitable remedies such as injunctions and orders for specific performance are discretionary and will not normally be available where damages are considered an adequate remedy;

(d)

Fair Dealing. Strict legal rights may be qualified by doctrines of good faith and fair dealing—for example a certificate or calculation as to any matter might be held by a Cayman Islands court not to be conclusive if it could be shown to have an unreasonable or arbitrary basis, or in the event of manifest error;

(e)

Prevention of Enforcement. Enforcement may be prevented by reason of fraud, coercion, duress, undue influence, unreasonable restraint of trade, misrepresentation, public policy or mistake or limited by the doctrine of frustration of contracts;

(f)

Penal Provisions. Provisions, for example, for the payment of additional interest in certain circumstances, may be unenforceable to the extent a court of the Cayman Islands determines such provisions to be penal;

(g)	Currency. A Cayman Islands court retains a discretion to denominate any judgment in Cayman Islands dollars;

(h)	Confidentiality. Provisions imposing confidentiality obligations may be overridden by the requirements of legal process;

(i)

Award of Costs. In principle the courts of the Cayman Islands will award costs and disbursements in litigation in accordance with the relevant contractual provisions but there remains some uncertainty as to the way in which the rules of the Grand Court will be applied in practice. Whilst it is clear that costs incurred prior to judgment can be recovered in accordance with the relevant contract, it is likely that post-judgment costs (to the extent recoverable at all) will be subject to taxation in accordance with Grand Court Rules Order 62; and

(j)

Inappropriate Forum. The courts of the Cayman Islands may decline to exercise jurisdiction in relation to substantive proceedings brought under or in relation to the Transaction Documents in matters where they determine such proceedings may be tried in a more appropriate forum.

2.	Stamp Duty. Cayman Islands stamp duty may be payable if the original Transaction Documents are executed in, brought to, or produced before a court of, the Cayman Islands.

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3.	Severability. The courts in the Cayman Islands will determine in their discretion whether or not an illegal or unenforceable provision may be severed.

4.

Several Remedies. In certain circumstances provisions in the Transaction Documents that (i) the election of a particular remedy does not preclude recourse to one or more others, or (ii) delay or failure to exercise a right or remedy will not operate as a waiver of any such right or remedy, may not be enforceable.

5.	Foreign Statutes. We express no opinion in relation to provisions making reference to foreign statutes in the Transaction Documents.

6.

Amendment. A Cayman Islands court would not treat as definitive a statement in a contract that it could only be amended or waived in writing, but would be able to consider all the facts of the case (particularly where consideration had passed) to determine whether a verbal amendment or waiver had been effected and, if it found that it had, such verbal amendment or waiver would be deemed to have also amended the stated requirement for a written agreement.

7.

Court Search. The search of the Register of Writs and other Originating Process of the Grand Court of the Cayman Islands has been undertaken on a digital system made available through the Grand Court of the Cayman Islands (the Court’s Digital System), and through inadvertent errors or delays in updating the digital system (and/or the Register from which the digital information is drawn) may not constitute a complete record of all proceedings as at the Court Search Date and in particular may omit details of very recent filings. The Court Search of the Court Register would not reveal, amongst other things, an Originating Process filed with the Grand Court which, pursuant to the Grand Court rules or best practice of the Clerk of the Courts’ office, should have been entered in the Court Register but was not in fact entered in the Court Register (properly or at all), or any Originating Process which has been placed under seal or anonymised (whether by order of the Court or pursuant to the practice of the Clerk of the Courts’ office).

8.

Conflict of Laws. An expression of an opinion on a matter of Cayman Islands law in relation to a particular issue in this opinion should not necessarily be construed to imply that the Cayman Islands courts would treat Cayman Islands law as the proper law to determine that issue under its conflict of laws rules.

9.	Sanctions. The obligations of the Company may be subject to restrictions pursuant to United Nations and United Kingdom sanctions as implemented under the laws of the Cayman Islands.

10.	Economic Substance. We have undertaken no enquiry and express no view as to the compliance of the Company with the International Tax Co-operation (Economic Substance) Act (2020 Revision).

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Annex C

Form of Warrant

Annex C to Subscription Agreement

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE OR TRANSFER OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED HEREBY.

WARRANT TO PURCHASE ORDINARY SHARES

of

LEGEND BIOTECH CORPORATION

Dated as of May [•], 2021

Warrant to Purchase

[•] Ordinary Shares (subject to adjustment)

THIS CERTIFIES THAT, for value received, [LGN HOLDINGS LIMITED], or its registered assigns (the “Holder”), is entitled, subject to the provisions and upon the terms and conditions set forth herein, to purchase from Legend Biotech Corporation, a company incorporated under the laws of the Cayman Islands (the “Company”), ordinary shares of the Company, par value of US$0.0001 per share (the “Shares”), in the amounts, at such times and at the price per share set forth in Section 1. The term “Warrant” as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is issued in connection with the transactions described in the subscription agreement, dated as of May [•], 2021, by and among the Company and the Holder described therein (the “Purchase Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement. The Holder is subject to certain restrictions set forth in the Transaction Documents.

The following is a statement of the rights of the Holder and the conditions to which this Warrant is subject, and to which Holder, by acceptance of this Warrant, agrees:

1. Number and Price of Shares; Exercise Period.

(a) Number of Shares. The Holder shall have the right to purchase up to [•] Shares, as may be adjusted pursuant hereto prior to the expiration of this Warrant.

(b) Exercise Price. The exercise price per Share shall be US$20.00, subject to adjustment pursuant hereto (the “Exercise Price”).

(c) Exercise Period. This Warrant shall be exercisable, in whole or in part, after the Closing Date and prior to the two-year anniversary of the Closing Date. The portion of this Warrant not exercised prior to the end of such two-year anniversary shall be and become void and of no value and this Warrant shall be terminated and no longer outstanding.

2. Exercise of the Warrant.

(a) Exercise. Subject to Section 8, the purchase rights represented by this Warrant may be exercised at the election of the Holder, in whole or in part, in accordance with Section 1, by:

(i) the tender to the Company at its principal office (or such other office or agency as the Company may designate) of a notice of exercise in the form of Exhibit A (the “Notice of Exercise”), duly completed and executed by or on behalf of the Holder, together with the surrender of this Warrant (or a reasonable affidavit of loss and indemnity undertaking in case of the loss or destruction of this Warrant); and

(ii) the payment to the Company of an amount equal to (x) the Exercise Price multiplied by (y) the number of Shares being purchased, by wire transfer or certified, cashier’s or other check acceptable to the Company and payable to the order of the Company.

(b) Share Certificates. The rights under this Warrant shall be deemed to have been exercised and the Shares issuable upon such exercise shall be deemed to have been issued immediately prior to the close of business on the date this Warrant is exercised in accordance with its terms, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Shares as of the close of business on such date. As promptly as reasonably practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same (i) a certificate or certificates (or a notice of issuance of uncertificated shares, if applicable) for that number of Shares issuable upon such exercise and (ii) a scan copy of an extract of the register of members of the Company reflecting the Holder’s ownership of the Shares, duly certified by the registered agent or a director of the Company.

(c) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional Shares shall be issued upon the exercise of the rights under this Warrant. In lieu of such fractional Share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

(d) Reservation of Shares. The Company agrees, during the term the rights under this Warrant are exercisable, to reserve, free from preemptive rights or any other contingent purchase rights of persons other than the Holder, and keep available from its authorized and unissued ordinary shares for the purpose of effecting the exercise of this Warrant such number of Shares as shall be sufficient to effect the exercise of the rights under this Warrant. The Company represents and warrants that all Shares that may be issued upon the exercise of this Warrant will, when issued in accordance with the terms hereof, be validly issued, fully paid and nonassessable.

(e) Remedy. If by the close of the fifth (5th) Business Day after delivery of a Notice of Exercise and the payment of the aggregate exercise price in any manner permitted by Section 2 or Section 8, the Company fails to deliver to the Holder a certificate or certificates representing the required number of Shares in the manner required pursuant to Section 2(b), and if after such fifth (5th) Business Day and prior to the receipt of such Shares, the Holder purchases (in an open market transaction or otherwise) Shares to deliver in satisfaction of a sale by the Holder of the Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall, within five (5) Business Day after the Holder’s request and in the Holder’s sole discretion, either (i) pay in cash to the Holder an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the Shares so purchased, at which point the Company’s obligation to deliver such certificate (and to issue such Shares) shall terminate or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Shares and pay cash to the Holder in an amount equal to the excess (if any) of Holder’s total purchase price (including brokerage commissions, if any) for the Shares so purchased in the Buy-In over the product of (x) the number of Shares (as derived from the number of ADSs of the Company) purchased in the Buy-In, times (y) the closing bid price of a Share (as derived from the ADSs of the Company) on the date of the Notice of Exercise.

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(f) No Setoff. To the extent permitted by law, the Company’s obligations to issue and deliver Shares in accordance with and subject to the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or entity or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person or entity of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person or entity, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Shares. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Shares upon exercise of the Warrant as required pursuant to the terms hereof.

(g) Charges, Taxes and Expenses. Subject to Section 4(c), issuance and delivery of certificates for Shares upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

3. Replacement of the Warrant. Subject to the receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at the expense of the Holder shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

4. Transfer of the Warrant.

(a) Transferability of the Warrant. Subject to the provisions of this Warrant with respect to compliance with the Securities Act and limitations on assignments and transfers, including without limitation compliance with the restrictions on transfer set forth in Section 5, this Warrant and all rights hereunder are transferable, in whole or in part, upon the surrender of this Warrant at the principal office of the Company or its designated agent, together with (i) a written assignment (the “Assignment Form”) of this Warrant substantially in the form attached hereto as Exhibit B duly executed by the Holder or its agent or attorney delivery in the same manner as a negotiable instrument transferable by endorsement and delivery and (ii) any other documents or certificates reasonably requested by the Company to effect such transfer.

(b) Exchange of the Warrant upon a Transfer. On surrender of this Warrant (and a properly endorsed Assignment Form and other documents set forth in Section 5) for exchange, subject to the provisions of this Warrant with respect to compliance with the Securities Act and limitations on assignments and transfers, the Company shall issue to or on the order of the Holder a new warrant of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of Shares issuable upon exercise hereof. This Warrant (and the Shares issuable upon exercise hereof) must be surrendered to the Company or its warrant or transfer agent, as applicable, as a condition precedent to the sale or other transfer of any interest in any of the securities represented hereby.

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(c) Taxes. In no event shall the Company be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate, or a book entry, in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate, or make such book entry, unless and until the person or persons requesting the issue or entry thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid or is not payable.

5. Restrictions on Transfer of the Warrant and Shares; Compliance with Securities Laws. By acceptance of this Warrant, the Holder agrees to comply with the following:

(a) Restrictions on Transfers. Any attempt by Holder to transfer or assign any rights, duties or obligations that arise under this Warrant in contravention hereof shall be void. Any transfer of this Warrant or the Shares issuable upon exercise hereof must be in compliance with all applicable federal and state securities Laws.

(b) Investment Representation Statement. Unless the rights under this Warrant are exercised pursuant to an effective registration statement under the Securities Act that includes the Shares with respect to which the Warrant was exercised, it shall be a condition to any exercise of the rights under this Warrant that the Holder shall have confirmed to the reasonable satisfaction of the Company in writing, substantially in the form of Exhibit A-1, that the Shares so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other party, for investment and not with a view toward distribution or resale and that the Holder shall have confirmed such other matters related thereto as may be reasonably requested by the Company.

(c) Securities Law Legend. Each certificate, instrument or book entry representing the Securities shall (unless otherwise permitted by the provisions of this Warrant) be notated with a legend substantially similar to the following (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.

(d) Instructions Regarding Transfer Restrictions. The Holder consents to the Company making a notation on its records and giving instructions to any transfer agent in order to implement the restrictions on transfer established in this Section 5.

(e) Removal of Legend. The legend referring to federal and state securities laws identified in Section 5(c) notated on any certificate evidencing the Shares and the share transfer instructions and record notations with respect to such Securities shall be removed, and the Company shall issue a certificate without such legend to the holder of such Securities (to the extent the Securities are certificated), if (i) such Securities are registered under the Securities Act, or (ii) such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a sale or transfer of such Securities may be made without registration, qualification or legend.

(f) No Transfers to Bad Actors; Notice of Bad Actor Status. Except in the case of a public sale pursuant to an effective registration statement or in accordance with Rule 144 under the Securities Act, the Holder agrees not to sell, assign, transfer or otherwise dispose of any Securities, or any beneficial interest therein, to any person (other than the Company) unless and until the proposed transferee

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confirms to the reasonable satisfaction of the Company that neither the proposed transferee nor any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members nor any person that would be deemed a beneficial owner of those Securities (in accordance with Rule 506(d) of the Securities Act) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act, except as set forth in Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed, reasonably in advance of the transfer, in writing in reasonable detail to the Company. As long as it remains a holder of the Warrant, the Holder will promptly notify the Company in writing if the Holder becomes subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act.

(g) Encumbrances. For the avoidance of doubt, the Holder and its Affiliate may directly or indirectly, place any charge, mortgage, lien, pledge, restrictions, security interest or other encumbrance in respect of the Warrant and the Shares issuable upon exercise hereof in connection with the Holder’s (or any of its Affiliates’) margin loans, collars, derivative transactions or other such downside protection transactions to be entered into on or after the date hereof by the Holder (or any of its Affiliates), and the beneficiary of such transaction (the “Beneficiary”) will be entitled to foreclose or enforce following default by the Holder or its Affiliates, including sell (or instruct its agent to sell) the Securities, provided that such Beneficiary shall be bound by the Holder’s obligations in Section 5 of this Warrant to the same extent as if such Beneficiary were an original Holder.

6. Adjustments. Subject to the expiration of this Warrant, the number and kind of Shares purchasable hereunder and the Exercise Price therefor are subject to adjustment from time to time, as follows:

(a) Business Combination. In case of the approval of any shareholders of the Company shall be required in connection with any reclassification of the Shares, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Shares are converted into other securities, cash or property, the Holder’s right to receive the Shares issuable upon exercise hereof shall be converted into (and the Company shall not effect any such transaction unless the Holder’s right to receive the Shares issuable upon exercise hereof shall be converted into) the right to exercise this Warrant to acquire the number of shares or other securities or property (including cash) which the Shares issuable (at the time of such reclassification, consolidation, merger, sale or transfer of all or substantially all of the assets, or share exchange) upon exercise hereof immediately prior to such reclassification, consolidation, merger, sale or transfer of all or substantially all of the assets, or share exchange would have been entitled to receive upon consummation of such reclassification, consolidation, merger, sale or transfer of all or substantially all of the assets, or share exchange; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Holder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to the Holder’s right to exercise this Warrant in exchange for any shares or other securities or property pursuant to this Section 6(a). If and to the extent that the holders of Shares have the right to elect the kind or amount of consideration receivable upon consummation of such reclassification, consolidation, merger, sale or transfer of all or substantially all of the assets, or share exchange, then the consideration that the Holder shall be entitled to receive upon exercise of this Warrant shall be specified by the Holder, which specification shall be made by the Holder by the later of (i) ten (10) Business Days after the Holder is provided with a final version of all material information concerning such choice as is provided to the holders of Shares, and (ii) the last time at which the holders of Shares are permitted to make their specifications known to the Company; provided, however, that if the Holder fails to make any specification within such time period, the Holder’s choice shall be deemed to be whatever choice is made by a plurality of all holders of Shares that are not affiliated with the Company (or, in the case of a consolidation, merger, sale or similar transaction, any other party thereto) and affirmatively make an election (or of all such holders if none of them makes an election). From and after any such reclassification, consolidation, merger, sale or transfer of all or substantially all of the assets, or share exchange, all references to “Shares” herein shall be deemed to refer to the consideration to which the Holder is entitled pursuant to this Section 6(a).

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(b) Reclassification of Shares. If the Shares issuable upon exercise hereof are changed into the same or a different number of securities of any other class or classes by reclassification, capital reorganization or otherwise (other than as otherwise provided for herein) (a “Reclassification”), then, in any such event, in lieu of the number of Shares which the Holder would otherwise have been entitled to receive, the Holder shall have the right thereafter to exercise this Warrant for a number of shares of such other class or classes of stock that a holder of the number of securities deliverable upon exercise of this Warrant immediately before that change would have been entitled to receive in such Reclassification, all subject to further adjustment as provided herein with respect to such other shares.

(c) Subdivisions and Combinations. In the event that the outstanding Shares are subdivided (by stock split, by payment of a stock dividend or otherwise) into a greater number of shares of such securities, the number of Shares issuable upon exercise hereof immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the outstanding Shares are combined (by reclassification or otherwise) into a lesser number of shares of such securities, the number of Shares issuable upon exercise hereof immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately decreased, and the Exercise Price shall be proportionately increased.

(d) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of Shares for no consideration (i) evidences of its indebtedness, (ii) any security (other than a distribution of Shares covered by Section 6(b) or (c)) or (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, “Distributed Property”), then, upon any exercise of this Warrant that occurs after the record date fixed for determination of stockholders entitled to receive such distribution, the Holder shall be entitled to receive, in addition to the Shares otherwise issuable upon such exercise (if applicable), the Distributed Property that such Holder would have been entitled to receive in respect of such number of Shares had the Holder been the record holder of such Shares immediately prior to such record date without regard to any limitation on exercise contained therein.

(e) Notice of Adjustments. Upon any adjustment in accordance with this Section 6, the Company shall give notice thereof to the Holder, which notice shall state the event giving rise to the adjustment, the Exercise Price as adjusted and the number of securities or other property purchasable upon the exercise of the rights under this Warrant, setting forth in reasonable detail the method of calculation of each. The Company shall, upon the written request of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) such adjustments, (ii) the Exercise Price at the time in effect and (iii) the number of securities and the amount, if any, of other property that at the time would be received upon exercise of this Warrant.

(f) Notice of Corporate Events. If, while this Warrant is outstanding, the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Shares, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any transaction of the type described in Section 6(a) or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then, except if such notice and the contents thereof shall be deemed to constitute material non-public information, the Company shall deliver to the Holder a notice of such transaction at least ten (10) Business Days prior to the applicable record or effective date on which a person or entity would need to hold Shares in order to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

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7. No Rights as a Shareholder. Nothing contained herein shall entitle the Holder to any rights as a shareholder of the Company or to be deemed the holder of any securities that may at any time be issuable upon exercise hereof for any purpose nor shall anything contained herein be construed to confer upon the Holder, as such, any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or any other rights of a shareholder of the Company until the rights under the Warrant shall have been exercised and the Shares purchasable upon exercise of the rights hereunder shall have become deliverable as provided herein.

8. Cashless Exercise. The Holder shall pay the Exercise Price in immediately available funds; provided, however, that if, on the date of the Notice of Exercise there is not an effective registration statement registering, or no current prospectus available for, the resale of the Shares by the Holder, then the Holder may, in its sole discretion, satisfy its obligation to pay the Exercise Price through a “cashless exercise”, in which event the Company shall issue to the Holder the number of Shares determined as follows:

X = Y *[(A-B)/A]

where:

“X” equals the number of Shares to be issued to the Holder;

“Y” equals the total number of Shares with respect to which this Warrant is being exercised;

“A” equals the average of the Closing Sale Prices of the Shares (as derived from the Closing Sale Prices of the ADSs of the Company) for the five (5) consecutive trading days ending on the date immediately preceding the date of the Notice of Exercise; and

“B” equals the Exercise Price then in effect for the Shares on the date of the Notice of Exercise.

For purposes of this Warrant, “Closing Sale Price” means, for any security as of any date, the last trade price for such security on the principal stock exchange for such security, as reported by Bloomberg Financial Markets, or, if such principal stock exchange begins to operate on an extended hours basis and does not designate the last trade price, then the last trade price of such security prior to 4:00 P.M., New York City time, as reported by Bloomberg Financial Markets, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg Financial Markets, or, if no last trade price is reported for such security by Bloomberg Financial Markets, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC. It is understood and agreed that for the purposes of this Warrant, the Closing Sale Price of the Company’s Ordinary Shares shall be determined by dividing the Closing Sale Price of the American Depositary Shares relating to such Ordinary Shares by the number of Ordinary Shares represented by one American Depositary Share. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then the board of directors of the Company (the “Board”) shall use its good faith judgment to determine the fair market value. The Board’s determination shall be binding upon all parties absent demonstrable error. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

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For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Shares issued in a “cashless exercise” transaction shall be deemed to have been acquired by the Holder, and the holding period for the Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement.

9. Miscellaneous.

(a) Amendments. Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Warrant and signed by the Company and the Holder. Any amendment, waiver, discharge or termination effected in accordance with this Section 9(a) shall be binding upon each Holder, each future holder of such Warrant and the Company. The Company shall promptly give notice to all holders of the Warrant of any amendment effected in accordance with this Section 9(a).

(b) Waivers. No waiver of any single breach or default shall be deemed a waiver of any other breach or default theretofore or thereafter occurring.

(c) Notices. The notice provision under Section 9.9 in the Purchase Agreement shall apply mutatis mutandis to this Warrant.

(d) Governing Law; Arbitration; Specific Performance. The governing law, arbitration and specific performance provision under Sections 9.4, 9.5 and 9.15 in the Purchase Agreement shall apply mutatis mutandis to this Warrant.

(e) Titles and Subtitles. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

(f) Severability. If any provision of this Warrant becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Warrant, and such illegal, unenforceable or void provision shall be replaced with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, unenforceable or void provision. The balance of this Warrant shall be enforceable in accordance with its terms.

(g) Saturdays, Sundays and Holidays. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

(h) Rights and Obligations Survive Exercise of the Warrant. Except as otherwise provided herein, the rights and obligations of the Company and the Holder under this Warrant shall survive exercise of this Warrant.

(i) Entire Agreement. Except as expressly set forth herein, this Warrant (including the exhibits attached hereto) constitutes the entire agreement and understanding of the Company and the Holder with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof.

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(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Warrant and the consummation of the transactions contemplated hereby.

(signature page follows)

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The Company and the Holder sign this Warrant as of the date stated on the first page.

Legend Biotech Corporation

By:
Name:
Title:

Address: 2101 Cottontail Lane, Somerset, NJ 08873

AGREED AND ACKNOWLEDGED,

[LGN Holdings Limited]

By:
Name:
Title:

Address: [insert address]
Email address: [insert email address, if appropriate]

[Signature Page to Legend Biotech Corporation Warrant]

EXHIBIT A

NOTICE OF EXERCISE

TO: Legend Biotech Corporation (the “Company”)

Attention: Chief Executive Officer

(1)	Exercise. The undersigned elects to purchase the following pursuant to the terms of the attached warrant:

Number of shares:

Type of security:

(2)	Share. Please make a book entry and, if the shares are certificated, issue a certificate or certificates representing the shares in the name of:

☐	The undersigned

☐	Other—Name:

Address:

(3)

Investment Intent. The undersigned represents and warrants that the aforesaid shares are being acquired for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the shares, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties of the undersigned set forth in Exhibit A-1 of the Warrant are true and correct as of the date hereof.

(4)

Investment Representation Statement. The undersigned has executed, and delivers herewith, an Investment Representation Statement in a form substantially similar to the form attached to the warrant as Exhibit A-1.

(5)

Consent to Receipt of Electronic Notice. The undersigned consents to the delivery of any notice to shareholders given by the Company by (i) facsimile telecommunication to the facsimile number provided below (or to any other facsimile number for the undersigned in the Company’s records), (ii) electronic mail to the electronic mail address provided below (or to any other electronic mail address for the undersigned in the Company’s records), (iii) posting on an electronic network together with separate notice to the undersigned of such specific posting or (iv) any other form of electronic transmission directed to the undersigned. This consent may be revoked by the undersigned by written notice to the Company.

A-1

(Print name of the warrant holder)

(Signature)

(Name and title of signatory, if applicable)

(Date)

(Fax number)

(Email address)

A-2

EXHIBIT A-1

INVESTMENT REPRESENTATION STATEMENT

INVESTOR:	[NAME OF HOLDER]

COMPANY:	LEGEND BIOTECH CORPORATION

SECURITIES:	THE WARRANT ISSUED ON [ ] (THE “WARRANT”) AND THE SECURITIES ISSUED OR ISSUABLE UPON EXERCISE THEREOF

DATE:

In connection with the purchase or acquisition of the above-listed Securities, the undersigned Investor represents and warrants to, and agrees with, the Company as follows:

1. No Registration. The Investor understands that the Securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein or otherwise made pursuant hereto.

2. Investment Intent. The Investor is acquiring the Securities for its own account [and not on behalf of any U.S. person (as defined under Regulation S promulgated under the Securities Act)] and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act. The Investor does not presently have any agreement or understanding, directly or indirectly, with any person to distribute any of the Securities. The Investor is not a broker-dealer registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or an entity engaged in a business that would require it to be so registered as a broker-dealer.

3. Investment Experience. The Investor has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Securities. The Investor is capable of bearing the economic risks of such investment, including a complete loss of its investment.

4. Speculative Nature of Investment. The Investor understands and acknowledges that its investment in the Company is highly speculative and involves substantial risks. The Investor can bear the economic risk of its investment and is able, without impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

5. Access to Data. The Investor has had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. The Investor believes that it has received all the information that it considers necessary or appropriate for deciding whether to acquire the Securities. The Investor understands that any such discussions, as well as any information issued by the Company, were intended to describe certain aspects of the Company’s business and prospects, but were not necessarily a thorough or exhaustive description. The Investor acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results.

A-1-1

6. Status of Investor. The Investor (i) an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act and/or (ii) not a “U.S. person” within the meaning of Regulation S under the Securities Act..

7. Solicitation. The Investor was not identified or contacted through the marketing of the transactions contemplated by this Warrant. The Investor did not contact the Company as a result of any general solicitation or directed selling efforts (within the meaning of Regulation S promulgated under the Securities Act).

8. Offshore Transaction. The Investor has been advised and acknowledges that in issuing the Securities to the Investor pursuant to this Warrant, the Company is relying upon the exemption from registration provided by Regulation S under the Securities Act. The Investor is acquiring the Securities in an offshore transaction executed in reliance upon the exemption from registration provided by Regulation S under the Securities Act. [The Investor acknowledges that at the time of the exercise of the Warrant, the Investor was outside of the United States.]1

9. Reliance on Exemptions; Restricted Securities. The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with this Investment Representation Statement in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities. The Investors acknowledges that the Securities are “restricted securities” that have not been, and will have not been, registered under the Securities Act or any applicable state securities law. The Investor further acknowledges that, absent an effective registration under the Securities Act, the Securities may only be offered, sold or otherwise transferred (i) to the Company, (ii) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act or (iii) pursuant to an exemption from registration under the Securities Act.

10. [No Public Market. The Holder understands and acknowledges that no public market now exists for the Warrant issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s Warrant.]2

11. Brokers and Finders. The Investor has not engaged any brokers, finders or agents in connection with the Securities, and the Company has not incurred nor will incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with the Securities.

12. No “Bad Actor” Disqualification. Neither (i) the Investor nor (ii) any of its directors, executive officers, other officers that may serve as a director or officer of the Company is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act, except as set forth in Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed, reasonably in advance of the purchase or acquisition of the Securities, in writing in reasonable detail to the Company.

(signature page follows)

[1]	To include if applicable to a particular holder of Warrant.
[2]	To include if the exhibit is for transfer of Warrant

A-1-2

The Investor is signing this Investment Representation Statement on the date first written above.

INVESTOR

(Print name of the investor)

(Signature)

(Name and title of signatory, if applicable)

(Street address)

(City, state and ZIP)

A-1-3

EXHIBIT B

ASSIGNMENT FORM

ASSIGNOR:

COMPANY:	LEGEND BIOTECH CORPORATION

WARRANT:	THE WARRANT TO PURCHASE ORDINARY SHARES ISSUED ON [INSERT DATE] (THE “WARRANT”)

DATE:

(1)

Assignment. The undersigned registered holder of the Warrant (“Assignor”) assigns and transfers to the assignee named below (“Assignee”) all of the rights of Assignor under the Warrant, with respect to the number of shares set forth below:

Name of Assignee:

Address of Assignee:

Number of Shares Assigned:

and does irrevocably constitute and appoint ______________________ as attorney to make such transfer on the books of Legend Biotech Corporation , maintained for the purpose, with full power of substitution in the premises.

(2)

Obligations of Assignee. Assignee agrees to take and hold the Warrant and any shares to be issued upon exercise of the rights thereunder (the “Securities”) subject to, and to be bound by, the terms and conditions set forth in the Warrant to the same extent as if Assignee were the original holder thereof.

(3)

Investment Intent. Assignee represents and warrants that the Securities are being acquired for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that Assignee has no present intention of selling, granting any participation in, or otherwise distributing the shares, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties set forth in Exhibit A-1 of the Warrant are true and correct as to Assignee as of the date hereof.

(4)

Investment Representation Statement. Assignee has executed, and delivers herewith, an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as Exhibit A-1.

(5)

No “Bad Actor” Disqualification. Neither (i) Assignee, (ii) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (iii) any beneficial owner of any of the Company’s securities held or to be held by Assignee is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act of 1933, as amended (the “Securities Act”), except as set forth in B-1 Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed, reasonably in advance of the transfer of the Securities, in writing in reasonable detail to the Company.

B-1

Assignor and Assignee are signing this Assignment Form on the date first set forth above.

ASSIGNOR	ASSIGNEE

(Print name of Assignor)	(Print name of Assignee)

(Signature of Assignor)	(Signature of Assignee)

(Print name of signatory, if applicable)	(Print name of signatory, if applicable)

(Print title of signatory, if applicable)	(Print title of signatory, if applicable)

Address:	Address:

B-2